SEITEL

Morgan Stanley

Deutsche Bank

UBS Investment Bank

$400MM Senior Bridge Loan November 28, 2006

2
Disclaimer
The following information contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based on
Management’s current expectations and beliefs, as well as a number of assumptions concerning future events.
These statements are based on certain assumptions and analyses made by Management in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances.  However, whether actual results and developments will conform with Management’s expectations and predictions is subject to a number of risks and uncertainties, general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to and pursued by Seitel;
competitive actions by competitors; changes in laws or regulations; and other factors, many of which are beyond the control of Seitel.
You are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied, as more fully discussed in our safe harbor statements found in our SEC filings, including, without limitation, the discussion under the heading “Risk Factors” in the company’s annual report on Form 10-K. All forward-looking statements are based on information available to Management on this date and Seitel assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward looking statements, whether as a result of new information, future events or otherwise.
This material also contains certain non-GAAP financial measures as defined under the Securities and
Exchange Commission rules.  To comply with these rules, we have provided a reconciliation of such non-GAAP financial measures in Appendix I attached to this presentation.

3
Agenda
Transaction Overview Steven Shekane
Morgan Stanley
Syndication Process
ValueAct Capital Greg Spivy
ValueAct Capital
Introduction Robert Monson
Chief Executive Officer
Investment Highlights
Industry
Company
Financials William Restrepo
Chief Financial Officer
Q&A
Appendices

Transaction Overview Steven Shekane Morgan Stanley

5
Sources and Uses
On November 1, 2006, ValueAct Capital (“ValueAct”) announced that it entered into a definitive merger agreement to acquire Seitel, Inc. (“Seitel” or the “Company”) for $765MM, or 8.2x LTM
Cash EBITDA of $93.3MM
As part of the transaction, the Company will issue $400MM of Senior Notes.  Proceeds will be used to purchase outstanding equity not held by ValueAct, retire existing debt and pay associated fees including early repayment costs
Notes: (1) $20MM capacity (undrawn at closing)
(2) Cash balance estimated
(3) Includes ValueAct and management rollover at fair market value
(4) Estimated as of 2/15/07
100.0
16.4
26.3
12.6
44.7
0.0
894.6
146.6
235.6
112.4
400.0
$ 0.0
Total Sources of Funds
New Equity
Rollover Equity
(3)
Cash
(2)
Senior Notes
Revolver
(1)
100.0
3.5
5.8
21.1
26.3
43.3
894.6
31.1
51.8
189.0
235.6
$ 387.0
Total Uses of Funds
Fees and Other Expenses
Early Repayment Cost
(4)
Retire Debt
Rollover Equity
Purchase of Equity
Sources and Uses of Funds
(%) ($MM) Sources (%) Uses ($MM)

6
Pro Forma Capitalization
Notes: (1) Contributed equity is sum of cash ValueAct has previously invested ($127.2MM from 9/30/04 to 6/30/06), cash ValueAct will spend to purchase new equity ($146.6MM) and management rollover equity ($1.3MM).  Previously invested amounts shown at historical cost in accordance with step acquisition accounting
(2) Calculated using LTM 9/30/06 cash EBITDA of $93.3MM
(3) $20MM capacity (undrawn at closing)
Capital Leases 3.1
Revolver
(3)
$ 0.0
Total Capitalization
678.5 7.3 100.0
Total Debt 403.4 4.3 59.5
Senior Unsecured Notes 400.0 4.3 58.9
Total First Lien Debt 3.1 0.0 0.5
Pro Forma Capitalization
Amount ($MM) EBITDA Multiple
(2)
(x) % of Capitalization
Equity will account for almost half of Seitel’s pro forma capitalization
ValueAct has contributed cash of $273.8MM
(1)
Contributed Equity
(1)
275.1 2.9 40.5
Notes Payable 0.3 0.0 0.0

Syndication Process

Summary Term Sheet

- Bridge loan is not anticipated to be funded

<table>
<tr><th colspan="6">High Yield Bridge</th></tr>
<tr><td>Amount and Type:</td><td colspan="5">$400MM Senior Increasing Rate Bridge Loans and Rollover Notes</td></tr>
<tr><td>Borrower:</td><td colspan="5">Seitel, Inc.</td></tr>
<tr><td>Purpose:</td><td colspan="5">To fund the acquisition of Seitel, Inc. by ValueAct</td></tr>
<tr><td>Arrangers:</td><td colspan="5">Morgan Stanley Senior Funding, Inc., Deutsche Bank Securities, Inc., and UBS Securities, LLC</td></tr>
<tr><td>Security:</td><td colspan="5">- Unsecured obligations if corporate ratings are at least B3 / B-, each with a stable outlook
- 2nd lien on all collateral securing the senior secured credit facility if corporate ratings are below B3 / B-, each with a stable outlook</td></tr>
<tr><td>Guarantors:</td><td colspan="5">All domestic subsidiaries</td></tr>
<tr><td>Maturity:</td><td colspan="5">One year. If the loan is not refinanced prior to the end of one year, the Bridge Loans will exchange into Rollover Notes or Extended Term Loans, which have a 6-year maturity</td></tr>
<tr><td rowspan="3">Interest Rate:</td><td>Expected Rating</td><td>Greater Of:</td><td>Quarterly Step-Up:</td><td>Cash Cap:</td><td>Total Cap:</td></tr>
<tr><td>B3 / B- (stable/stable)</td><td>L + 475 bps, or 10.00%</td><td>0.50%</td><td>12.50%</td><td>13.00%</td></tr>
<tr><td>Below B3 / B- (stable/stable)</td><td>L + 575 bps, or 11.00%</td><td>0.50%</td><td>13.50%</td><td>14.00%</td></tr>
<tr><td>Mandatory Prepayments:</td><td colspan="5">The Borrower will mandatorily prepay the Bridge Loans at 100% of their principal amount plus accrued interest to the prepayment date with:
(i) The net proceeds from the Permanent Financing
(ii) The net proceeds from the issuance of any other debt or equity securities (with exceptions to be determined)
(iii) The net proceeds from asset sales (with exceptions to be determined)
(iv) 50% of Excess Cash Flow (to be defined in the loan documentation) of the Borrower and its subsidiaries</td></tr>
<tr><td>Change of Control:</td><td colspan="5">Put at 101%</td></tr>
<tr><td>Financial Covenants:</td><td colspan="5">Financial maintenance covenants, including:
(i) Maximum Leverage
(ii) Minimum Interest Coverage
(iii) Maximum Capex</td></tr>
<tr><td>Takeout Financing:</td><td colspan="5">Morgan Stanley, Deutsche Bank, and UBS will act as the joint bookrunners on any takeout financing</td></tr>
<tr><td>Securities Demand:</td><td colspan="5">Immediate; subject to total cap</td></tr>
<tr><td>Conditions Precedent:</td><td colspan="5">Usual and customary, to include:
(i) Consummation of the Transaction on satisfactory terms
(ii) Termination of Existing Credit Agreement
(iii) Execution and delivery of Facility Documentation
(iv) Delivery of customary certificates, opinions of counsel and other closing documentation
(v) Payment of fees and expenses
(vi) Accuracy of representations and warranties
(vii) Absence of Default
(viii) Minimum equity contribution
(ix) Minimum LTM Cash EBITDA</td></tr>
<tr><td>Reps and Warranties:</td><td colspan="5">Customary and Standard</td></tr>
<tr><td>Event of Default:</td><td colspan="5">Customary and Standard</td></tr>
</table>

8

9
Syndication Timetable
Tuesday, December 12 Commitment Deadline
Late January – Early February Expected Bond Transaction
24
17
10
3
F
30
23
16
9
2
T
29
22
15
8
1
W
28
21
14
7
T
27
20
13
6
M
November 2006
S S
26
25 19
18 12
11 5
4
31
29
22
15
8
1
F
28
21
14
7
T
27
20
13
6
W
26
19
12
5
T
25
18
11
4
M
December 2006
S S
30 24
23 17
16 10
9 3
2
26
19
12
5
F
25
18
11
4
T
31
24
17
10
3
W
30
23
16
9
2
T
29
22
15
8
1
M
January 2007
S S
28
27 21
20 14
13 7
6
23
16
9
2
F
22
15
8
1
T
28
21
14
7
W
27
20
13
6
T
26
19
12
5
M
February 2007
S S
25
24 18
17 11
10 4
3
Indicates Holiday
November 2006 – February 2007

ValueAct Capital Greg Spivy ValueAct Capital

11
ValueAct Capital
Investment partnership with $4.8Bn of assets under management formed in 2000 to acquire significant ownership stakes in public and private companies
Concentrated portfolio of 15-20 core positions in public and private companies
Active investment strategy across all core positions, whether in control or in “influential” minority ownership position
Built current Seitel position to 39% on a fully-diluted basis over a two year period dating back to its emergence from bankruptcy; assumed two director seats in March 2006
Company’s strategic review was triggered by existing, restrictive debt terms, including a capital expenditures covenant that they had outgrown
We are bullish on long-term demand for natural gas and believe Seitel’s North American onshore seismic data library has significant strategic value
New senior-level management in place since emerging from bankruptcy two years ago are very disciplined, cost-conscious and cash-flow focused and have the company perfectly positioned to capitalize on its valuable database, superior technology offering and a top-notch sales and operating team

Introduction Robert Monson Chief Executive Officer

13
Seismic Data
Allows oil and gas companies to use waves of sound to visualize the
Earth’s subsurface and “map” geologic structures to determine the location of oil and gas reservoirs
Helps companies decide how to optimize the millions of dollars they invest in exploration, production, and drilling operations
Can significantly decrease the risk of drilling a non-producing well
One of the most essential components of successful oil and gas exploration and production
Seismic data is critical for successful oil and gas exploration and production

14
Seitel
Seitel is a leading seismic data organization serving the oil and gas industry primarily onshore in North America
Since its inception in 1982, the Company has created one of the largest onshore seismic libraries in North America
Seitel has a strong business position
The Company’s data remains relevant for a long period of time resulting in strong free cash flow and a high return on investment in data

15
Proven 3D Data Library Growth
Seitel has significantly grown its 3D data library and has become one of the most comprehensive providers of seismic data in North America
$0
$200
$400
$600
$800
$1,000
$1,200
1993 1995 1997 1999 2001 2003 2005
US Offshore US Onshore Canada
3D Data Library Gross Investment
(1)
Notes: (1) As of 9/30/06
Reconciliation of non-GAAP measures to the most comparable GAAP measures can be found in Appendix I attached to this presentation

16
Financial Momentum
$84.5
$85.2
$102.7
$126.4
$93.3
$72.3
$54.7
$49.8
$0.0
$50.0
$100.0
$150.0
2003 2004 2005 LTM 9/30/06
Cash EBITDA Cash Revenue
Notes: (1) Cash revenue is cash resales and solutions revenue
(2) Cash EBITDA is EBITDA less acquisition revenue (used to fund new seismic data shoots) and non-cash items (including non-cash revenue) plus non-cash operating expenses (employee restricted share grants)
(3) Includes Non-recurring / Public company cash expenses of approximately $6.6MM, $1.4MM, $2.0MM and $2.4MM in 2003, 2004, 2005 and LTM
period ended September 30 and non-recurring non-cash expenses of $0.9MM and $1.9MM in 2005 and LTM period ended September 30
Reconciliation of non-GAAP measures to the most comparable GAAP measures can be found in Appendix I attached to this presentation
2003 – 9/30/06 CAGR
Cash Revenue
(1)
15.8%
Cash EBITDA
(2)(3)
25.6%

Investment Highlights

18
Strong
Management
Team
Investment Highlights
Strong Industry
Fundamentals
Leading Market
Position
Stable Long-Term
Cash Returns
Low Capex “Pure
Play” Library
One of the largest 2D and 3D onshore seismic data libraries in North America
#1 or #2 market position in each key region
Attractive and difficult-to-replicate asset
Diversified
Customer Base
Recurring revenue model generates significant free cash flow
Data expected to generate revenues for 10+ years
Proven, consistent return on investment
69% of LTM revenue came from fully amortized data greater than four years old
Capital efficient data expansion with customers committing to fund approximately 70% of acquisition capex
Minimize capital requirements by sourcing seismic acquisition on an as-
required basis (no crews or equipment)
Long-standing, diversified customer relationships (privates, independents, majors)
Limited reliance on any one customer as top data users vary each year
No customer accounts for more than 4% of sales
Declining reserve life and replacement creating exploration pressure
Increased E&P capex with increasing share in North America
Historically high commodity prices and rig counts
Senior management team averages 20+ years of experience in the oil and gas services industry

19
Leading Market Position – Key Basins
10,173 Square Miles
1 Rank by Library Size
Canada
Note: Square mileage figures include data in process of being acquired
38.9%
26.8%
26.5%
Library by Location
S. LA / Mississippi
Canada
Rockies 6.3%
Texas
Gulf Coast
N. LA
1.5%
6,952 Square Miles
1 Rank by Library Size
Texas Gulf Coast
7,012 Square Miles
1 Rank by Library Size
S. LA / Mississippi
399 Square Miles
1 Rank by Library Size
Northern Louisiana
1,639 Square Miles
2 Rank by Library Size
Rockies

20
10
20
30
80
0 3 6 9 12
(Years After Investment)
Return on initial investment is related to the age of the survey as well as the industry cycle
First year after investment has historically yielded average returns close to 30%, followed by a gradual decline period which flattens out after 10 years
Returns on our older data vintages have benefited from the current environment
Stable Long-Term Cash Returns
Notes: (1) Resales and investment are for 3D onshore data in the US and Canada, as well as 2D data in Canada only
Reconciliation of non-GAAP measures to the most comparable GAAP measures can be found in Appendix I attached to this presentation
Average Return – Vintages 1994 – 2005
(1)

21
Low Capex “Pure Play” Library
Seitel uses third party providers to shoot seismic data (no equipment or crews)
Before data is collected, customers commit to fund approximately 70% of acquisition capex
Capex leverage enables cash resale growth to exceed investment growth
$0
$100
$200
$300
$400
$500
$600
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005
Cum. 3D Onshore Total Resales Cum. 3D Onshore Net Investment
Notes: Resales and investment are for 3D onshore data in the U.S. and Canada, as well as 2D data in Canada only
Reconciliation of non-GAAP measures to the most comparable GAAP measures can be found in Appendix I attached to this presentation

MANTI
Resources, Inc.

PETROHAWK
ENERGY CORPORATION

ProExEnergy

THUNDER
ENERGY
TRUST

Anadarko
Petroleum Corporation

Chesapeake
Natural Gas.
Natural Advantages.

devon

EnCana

Dominion

bp

Chevron

ExxonMobil

22 Diversified Customer Base Global Large Independents Privates and Small Independents

23
Diversified Customer Base (cont’d)
Over 1,600 customers, ranging from small, private independent oil and gas companies to several of the largest companies in the oil and gas industry
The Company does not rely on a specific group of customers to generate recurring revenue
2004
Percent of
Total Revenue 2005
Percent of
Total Revenue
Customer A
Customer B
Customer C
Customer D
Customer E
Customer F
Customer G
Customer H
Customer I
Customer J
Subtotal
6.6
5.0
4.6
3.4
3.0
2.2
2.1
2.0
1.9
1.8
32.6
Customer K
Customer L
Customer E
Customer M
Customer N
Customer O
Customer P
Customer Q
Customer R
Customer S
Subtotal
4.0
3.4
2.7
2.4
2.2
28.5
2.2
2.3
2.4
3.4
3.5

24
Strong Industry Fundamentals
Seitel is positioned to benefit from several, attractive long-term oil and gas industry trends, including
Sustained demand for oil and gas
Challenges in supply side and geopolitical concerns
Historically high commodity prices and North America rig counts
Increased exploration expenditures
M&A / mineral lease turnover resulting in relicensing of data
While Seitel benefits from long-term trends for oil and gas, the Company also benefits from several specific long-term seismic industry trends, including
Advanced drilling technology
Seismic technology advancements

25
Strong Management Team
The executive team averages 20+ years of experience in the oil and gas services industry
William Restrepo
Executive VP,
CFO and
Secretary
21 Years
Kevin Callaghan
Executive VP and
COO
34 Years
Robert Simon
President of Seitel
Data
26 Years
Garis Smith
President of
Olympic Seismic
25 Years
Robert Monson
Director,
President and
CEO
21 Years
Marcia Kendrick
Senior VP, CAO
and Treasurer
13 Years
Richard Kelvin
Senior VP of
Seitel Solutions
and Matrix
Operations
17 Years

Industry

27
Seismic Sector Landscape
Oil and
Gas
Companies
Competitor
Data
Seitel Client Data
Basic Processing and Data Management
Data Acquisition Equipment (Marine Vessels, Land Crews and Equipment)
Research
Data Owners
Drilling Prospect Generation
Seitel occupies an attractive position in the seismic sector
Minimal capital intensity (no equipment or crews)
Higher cash revenue stability / predictability
High-End Processing and Reprocessing
Data Interpretation Products and Services

Trillion Cubic Feet

Thousands of Barrels/Day
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006E
2007E
2008E
2009E
2010E

Thousands of Barrels/Day
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006E
2007E
2008E
2009E
2010E

28
Petroleum and Natural Gas Consumption
Worldwide demand for oil and gas continues
to accelerate
Changing supply growth due to capacity
constraints, significant production decline
rates, political instability (58% of world’s
natural gas supply is located in Iran, Russia
and Qatar) and slow infrastructure
development
Resulting tightness driving commodity pricing
and, consequently, exploration activity
Return to North America
Source: Economist Intelligence Unit
Source: Energy Information Administration (EIA), International Energy Outlook 2006
U.S. Rotary Rigs in Operation
306
376
264
128
197
217
137
157
165
194
564 560
496
720
939
691
872
1,025
1,186
464
0
300
600
900
1,200
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005
Crude Oil Natural Gas
Source: Energy Information Administration (EIA), Annual Energy Review 2005
Global and China / India Petroleum Consumption
0
2,000
4,000
6,000
8,000
10,000
India China
55,000
60,000
65,000
70,000
75,000
80,000
85,000
Global
Natural Gas Consumption
22.5
27.6 27.4
29.6
32.7
73.4
92.5
95.5
116.5
134.3
0.0
16.0
32.0
48.0
64.0
80.0
96.0
112.0
128.0
144.0
160.0
1990 2002 2003 2010E 2015E
North America Global

29
Exploration & Production Spending
Nearly half of the U.S. oil and gas supply will need to be replaced by production from new fields by 2010, requiring significant E&P capital investment
Attractive commodity prices, steadily growing demand and supply-side constraints will continue to drive E&P spending
In 2006, it is estimated that 36.5%, or approximately $82.6 billion out of the $226.2 billion total, of worldwide E&P spending will be in the U.S. and Canada
U.S. and Canadian E&P spending were estimated to increase by 30.9% and 23.6%, respectively, in 2005, significantly outpacing the 19.1% growth in worldwide E&P spending
$48.4
$23.4
$56.4
$26.2
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
U.S. Canada
2005 2006
Source: Wall Street research

30
$5.7
$6.3
$7.7
$10.1
$12.6
$5.9
$5.7
$4.7 $4.8
0.0
4.0
8.0
12.0
16.0
1999 2000 2001 2002 2003 2004 2005 2006E 2007E
0
1,000
2,000
3,000
4,000
Global Seismic Spending North American Onshore Rig Count
Seismic Spending
The seismic market is poised to benefit from increased spending due to an increased drilling forecast for North America
Global Seismic Spending
Source: Spears Oilfield Market Report, Wall Street research, and Baker Hughes Rig Report, November 3, 2006

Company

32
Business Model
Generate high returns on seismic data investment through predictable, multiple license sales over an extended period
Continue to expand seismic data library with a target of approximately 40% annualized return on investment during the initial two years
Participate in the right seismic surveys, on time and under budget with at least 70%
customer underwriting
Purchase existing databases
Trade existing library data licenses for ownership of new data
Apply data processing technologies to expand licensing opportunities
Repeat data licensing sales
High quality data with large number of potential clients
Dynamic environment for land leases and mineral rights
Maintain expert and motivated workforce
Survey expertise
Marketing and sales experience
Data management leadership

33
Attractive Land Database
Easier basins for smaller E&P companies to penetrate result in a more dynamic environment with more data licensing opportunities
Wider customer base
M&A and new company creation
Turnover of mineral rights
Replication unlikely
Economically unattractive: over 60 crew years required to replicate and approximately $3-4Bn in replacement costs
In the U.S., very long lead time to plan and execute onshore seismic data acquisition due to regulatory, environmental and political reasons
Very little overlap in onshore data

34
Multiple Sales of Seismic Data
Data retains its value over time as there is no limit to the number of times or clients to whom Seitel can license data
Multi-Licensing
of Existing Data
Exploration New Discovery
New Technologies
New Value
In Old Fields
M&A Activity
Fields Changing Hands,
Spin Off Companies
New Seismic Processing
Technologies
New Value In
Processed Data
New Pipelines and
Infrastructure
New Fields Become
Economically
Viable

35
2005 Resales by Data Vintage – Onshore 3D
Notes: (1) Investment net of client underwriting
(2) Resales and investment are for 3D onshore data in the US and Canada, as well as 2D data in Canada only
Reconciliation of non-GAAP measures to the most comparable GAAP measures can be found in Appendix I attached to this presentation
Resales of data acquired more than five years ago is a significant portion of total resales
41
59
54
46
0
20
40
60
Pre - 2001 2001 - 2005
Net Investment
(1)(2)
2005 Resales
(2)

Financials William Restrepo Chief Financial Officer

37
Sources of Cash Generation
Revenues from data
management, processing,
data reproduction and
delivery services
4% of total LTM revenues
Solutions
Seitel focuses on generating cash from licensing existing data from its library and delivering it to customers
LTM Revenue
Solutions
4%
Acquisition
Cash Resales
Trades
5%
Other
3%
License existing library of 2D
and 3D seismic data
Newly acquired data
available to license after
expiration of exclusivity
No limits on number of times
a piece of data can be
licensed
Client purchases data
license for cash
66% of total LTM revenues
Cash Resales

38
Sources of Library Growth
New data acquisition
Client commits to fund 70%
of the capex with cash or by
transferring ownership in
existing seismic data
Seitel retains ownership of
data
Client receives a license to
the data with limited
exclusivity period –
typically for 6 months
New Surveys
Purchase of existing seismic
data
Seitel purchases data only
when such data can be
purchased at a reasonable
cost
Purchases
Seitel grants non-exclusive
license to portion of data
library in exchange for
ownership of client’s seismic
data
Data added can be
marketed for cash sales in
future
Revenue recognized when
data to be licensed is
selected
Trades are valued at the fair
price of the data received or
delivered, whichever is more
readily determinable
Trades

39
LTM Revenue by Source
U.S. 3D onshore and Canada provided 83% of LTM seismic resales and are growing at a rapid pace
2D and 3D offshore continue to contribute to revenue
LTM Revenue by Source
Notes: LTM as of 9/30/06
Reconciliation of non-GAAP measures to the most comparable GAAP measures can be found in Appendix I attached to this presentation
66%
22%
Solutions
4%
Acquisition
Cash Resales
Trades
5%
Other
3%
LTM Resales Breakdown
11%
24%
6%
59%
U.S. 3D Offshore
Canada
U.S. 2D Data
U.S. 3D Onshore
31%
66%
Data Library by Net Book
Value as of 9/30/06
U.S. 3D Offshore
3%
U.S. 3D Onshore
Canada

40
($MM)
Capital Expenditures Summary
Cash Capex Net to Seitel
Other Non-Cash
Trades
Cash Underwriting
Less
Total Capex
Other PP&E
Total Seismic
Purchases
Trades
New Surveys
Actual
10.8
(50.4)
(1.8)
(13.0)
(35.6)
61.2
1.1
60.1
2.5
13.0
$ 44.6
2003
18.2
(46.1)
(0.1)
(10.7)
(35.3)
64.3
1.1
63.2
1.8
10.7
$ 50.7
2004
36.1
(50.4)
0.0
(13.3)
(37.1)
86.5
1.2
85.3
16.6
13.3
$ 55.4
LTM
(1)
22.8
(32.4)
0.0
(11.1)
(21.4)
55.2
1.0
54.3
10.2
11.1
$ 33.0
2005
Note: (1) Last twelve months as of 9/30/06

41
26.2
28.0
31.6
23.8
27.4
46.5
0.0
5.0
10.0
15.0
20.0
25.0
30.0
35.0
40.0
45.0
50.0
94/95 96/97 98/99 00/01 02/03 04/05
Average Annual Return on Investment – First 2 Years
Given the long-term oil and gas industry trends, Seitel is at the beginning of an upward structural shift in the financial performance of its underlying data portfolio
The Company believes that its library is well positioned to increase its average return on investment given the shift in underlying industry conditions
During 2005, the Company experienced an upward shift in the returns realized on its existing data library vs. historical averages
(%)
(1)
Notes: (1) Based on run rate for 2005
Reconciliation of non-GAAP measures to the most comparable GAAP measures can be found in Appendix I attached to this presentation

42
Quick Capital Investment Payback
Over the past 12 years Seitel has returned its net capital investment on average in approximately 3.6 years
Given management’s success in pursuing high ROI projects over the most recent periods and the positive trends in the oil and gas industry, the payback period over the past three years averaged approximately 2.5 years
Notes: (1) Includes all onshore 3D data and 2D data for Canada
(2) Based on current run rate
Reconciliation of non-GAAP measures to the most comparable GAAP measures can be found in Appendix I attached to this presentation
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Average
1.1
4.8
1.5
14.1
15.1
78.4
51.0
105.5
38.9
27.7
20.8
31.9
32.6
0.5
6.5
2.3
4.4
5.6
2.8
5.3
3.7
4.4
3.2
2.1
2.1
(2)
3.6
Investment Year Net Investment ($MM)
(1)
Estimated Payback
Period (in years)

43
7.5 5.2 4.8 4.7 Solutions
$ 118.8 $ 97.5 $ 80.3 $ 79.8 Cash Resales
Financial Summary
Actual
142.3 114.1 107.2 96.8 EBITDA (1)
52.4 15.7 (61.0) (15.8) Operating Income / (Loss)
180.5 149.2 137.7 131.5 Total Revenue
Revenue
2005 2004 2003 ($MM)
78.8 76.5 77.9 73.7 Margin (%)
38.2 35.1 30.5 34.6 Cost of Sales and SG&A
89.8 98.4 168.2 112.6 D&A
40.5 23.8 37.2 36.2 Underwriting
90.6 132.4 120.1 95.6
Total Licensing Revenue
13.6 22.7 15.3 10.8 Non-Cash Licensing Revenue
Licensing
LTM Ended 9/30/06
Notes: (1) Includes Non-recurring / Public company cash expenses of approximately $6.6MM, $1.4MM, $2.0MM and $2.4MM in 2003, 2004, 2005 and LTM
period ended September 30 and non-recurring non-cash expenses of $0.9MM and $1.9M in 2005 and LTM period ended September 30
Reconciliation of non-GAAP measures to the most comparable GAAP measures can be found in Appendix I attached to this presentation

44
Cash EBITDA
(13.6) (22.7) (15.3) (10.8) Less: Non-Cash Licensing Revenue
5.2 4.7 – –
Plus: Non-Cash Operating Expenses
Actual
93.3 72.3 54.7 49.8 Cash EBITDA
(40.5) (23.8) (37.2) (36.2) Less: Acquisition Revenue
$ 142.3 $ 114.1 $ 107.2 $ 96.8 EBITDA (2)
PF LTM (1) 2005 2004 2003 ($MM)
34.4 42.3 8.5 27.4 Free Cash Flow
403.4 188.6 194.7 267.4
Total Debt
38.3 23.9 25.2 9.6
Cash Interest Expense
4.3x
Debt / Cash EBITDA
2.4x
Cash EBITDA / Interest
1.5x
(Cash EBITDA – Cash Capex) / Interest Expense
(3)
Notes: (1) For period ended 9/30/06
(2) Includes Non-recurring / Public company cash expenses of approximately $6.6MM, $1.4MM, $2.0MM and $2.4MM in 2003, 2004,
2005 and LTM period ended September 30 and non-recurring non-cash expenses of $0.9MM and $1.9MM in 2005 and LTM period ended September 30
(3) Includes estimated interest expense for the $400MM senior unsecured notes
Reconciliation of non-GAAP measures to the most comparable GAAP measures can be found in Appendix I attached to this presentation

45
Quarterly 2005 and 2006 Financial Results
0.6
19.9 21.3 27.6 24.5 14.5 15.6 17.6 Cash EBITDA
0.8 0.6 3.2 0.7 0.4 0.4 Plus: Non-Cash Operating Expenses
(6.0) (5.7) 1.8 (3.7) 0.6 (10.0) (9.6) Less: Non-Cash Licensing Revenue
(12.2) (13.4) (10.6) (4.3) (3.6) (3.4) (12.4) Less: Acquisition Revenue
16.4 16.5 12.0 7.4 (2.6) 4.9 6.0 Operating Income / (Loss)
8.4 9.0 8.9 11.9 7.7 7.4 8.1 Cost of Sales and SG&A
21.0 23.0 23.8 22.0 19.4 23.7 33.3 D&A
45.9 48.5 44.7 41.4 24.6 36.0 47.3 Total Revenue
1.4 2.5 2.3 1.3 1.2 1.6 1.1 Solutions
12.2 13.4 10.6 4.3 3.6 3.4 12.4 Underwriting
32.3 32.6 31.8 35.7 19.7 31.0 33.8 Total Licensing Revenue
6.0 5.7 (1.8) 3.7 (0.6) 10.0 9.6 Non-Cash Licensing Revenue
$ 26.3 $ 27.0 $ 33.6 $ 32.0 $ 20.3 $ 21.0 $ 24.2 Cash Resales
Licensing
Revenue
3Q 2Q 1Q 4Q 3Q 2Q 1Q
($MM)
2006 2005
EBITDA (1) 37.5 39.6 35.8 29.4 16.8 28.6 39.2
43.3 43.9 61.8 59.3 59.1 43.4 37.2 Margin (%)
Notes: (1) Includes Non-recurring / Public company expenses
Reconciliation of non-GAAP measures to the most comparable GAAP measures can be found in Appendix I attached to this presentation

Q&A

Appendix I Reconciliation of Certain Non-GAAP Measures to GAAP

48
Reconciliation of Data Library Capital Investment for U.S. 3D and Canadian 2D and 3D Data to
Total Capital Investment (Page 15)
Add:
Add:
Cumulative Total Capital Investment
Cumulative 3D Data Library Capital Investment (1)
Total Capital Investment
Amounts funded by customers and netted
against capital costs
Other Seismic Data (principally international,
U.S. 2D and foreign currency changes)
3D Data Library Capital Investment (1)
Cumulative Total Capital Investment
Cumulative 3D Data Library Capital Investment (1)
Total Capital Investment
Amounts funded by customers and netted
against capital costs
Other Seismic Data (principally international,
U.S. 2D and foreign currency changes)
3D Data Library Capital Investment (1)
Note: (1) Includes U.S. 3D onshore and offshore data and Canadian 2D and 3D data. Also includes certain amounts funded by customers and netted against the capital costs as a result of the Company and the customer jointly participating in the acquisition process
284.8
158.2
52.2
–
(1.6)
53.7
1996 1994
1992
and Prior
1999
629.4
483.8
116.3
–
(33.6)
149.9
2000
699.0
550.1
69.7
(7.6)
10.9
66.4
2001
839.2
723.6
140.2
(13.1)
(20.2)
173.5
892.1
788.5
52.9
(4.3)
(7.8)
65.0
2002
971.0
833.6
78.8
–
33.7
45.1
2003 2005
1,104.2
972.1
59.8
(6.3)
8.5
57.6
1,044.5
914.5
73.5
(1.5)
(5.9)
80.9
2004
124.4
–
124.4
–
124.4
–
1993
131.8
3.9
7.4
–
3.5
3.9
193.8
76.1
62.0
–
(10.2)
72.2
1995
232.7
104.5
38.9
–
10.6
28.4
1998
513.0
333.8
139.1
–
10.4
128.7
1997
373.9
205.1
89.1
–
42.1
46.9
Nine Months
Ended 9/30/06
1,183.5
1,052.7
79.3
(0.9)
(0.4)
80.6
($MM)

49
Reconciliation of Cash EBITDA to Operating Income (Loss) (Pages 16 and 44)
Cash EBITDA
Add:
Acquisition revenue
Non-monetary exchanges
Revenue deferred
Recognition of revenue previously deferred
Less:
Depreciation and amortization
Impairment of seismic data library
Non-cash operating expenses
Operating income (loss), as reported
49.8
36.2
10.6
(51.4)
51.6
(82.6)
(30.0)
-
(15.8)
2003
54.7
37.2
12.3
(44.2)
47.1
(168.2)
–
-
(61.0)
2004
72.3
23.8
9.4
(46.9)
60.2
(98.4)
-
(4.7)
15.7
2005
93.3
40.5
8.1
(46.4)
51.9
(89.8)
-
(5.2)
52.4
Debt / Cash EBITDA (x) 4.3x
Debt / Operating Income (x) 7.7x
Cash EBITDA / Interest (x) 2.4x
Operating Income / Interest (x) 1.4x
(Cash EBITDA – Cash CAPEX) / Interest Expense (x) 1.5x
CAGR Cash EBITDA (%) 25.6%
CAGR Operating Income (%) 54.8%
LTM
9/30/2006
47.7
19.5
7.0
(33.7)
45.6
(76.4)
–
(1.5)
8.3
Nine Months
9/30/2005
68.8
36.2
5.7
(33.2)
37.4
(67.8)
-
(2.0)
45.0
Nine Months
9/30/2006 ($MM)
(Operating Income – CAPEX) / Interest Expense (x) (0.9x)

50
Reconciliation of Cash Revenue to Total Revenue (Page 16)
Cash resales, Solutions and Other Revenue
Other revenue components:
CAGR Total Revenue (%)
Acquisition revenue
Non-monetary exchanges
Revenue deferred
Recognition of revenue previously deferred
Total revenue, as reported
CAGR Cash Revenue (%)
84.5
36.2
10.6
(51.4)
51.6
131.5
2003
85.2
37.2
12.3
(44.2)
47.1
137.7
2004
102.7
23.8
9.4
(46.9)
60.2
149.2
2005
126.4
40.5
8.1
(46.4)
51.9
180.5
15.8%
12.2%
LTM
9/30/2006
($MM)

51
Reconciliation of U.S. 3D Onshore and Canadian 2D and 3D Average Return of Resale Revenue on
Net Investment by Vintage to Average Return of Total Revenue on Gross Investment by Vintage
(Page 20)
27
30
29
27
20
22
21
21
23
19
27
71
61
17
17
16
12
11
11
10
10
10
14
19
Average Return (%)
1
2
3
4
5
6
7
8
9
10
11
12
Years After Investment
Resale Revenue on
Net Investment
Total Revenue on
Gross Investment

52
Reconciliation of U.S. 3D Onshore and Canadian 2D and 3D Total Resales to Total Revenue (Page
21)
Total resales – U.S. 3D onshore and Canadian 2D and 3D (1)
Other revenue components:
Other resale revenue (principally offshore and U.S. 2D)
Acquisition revenue
Solutions and other revenue
Geophysical services revenue
Total revenue
Cumulative resales – U.S. 3D onshore and Canadian 2D and 3D
Cumulative total revenue
Total resales – U.S. 3D onshore and Canadian 2D and 3D (1)
Other revenue components:
Other resale revenue (principally offshore and U.S. 2D)
Acquisition revenue
Solutions and other revenue
Geophysical services revenue
Total revenue
Cumulative resales – U.S. 3D onshore and Canadian 2D and 3D
Cumulative total revenue
1994
29.6
23.1
2.2
11.8
69.7
3.0
112.5
3.0
1995
38.3
12.9
2.2
13.9
69.6
5.3
182.1
2.3
1996
37.5
23.4
3.1
20.0
87.7
9.0
269.8
3.7
1997
27.2
41.5
3.5
15.2
101.9
23.5
371.7
14.5
1998
20.6
79.4
1.3
–
125.9
48.1
497.6
24.6
1999
18.4
46.6
1.4
–
109.7
91.4
607.3
43.3
1993
22.0
14.8
3.3
2.8
42.8
42.8
–
–
2000
29.7
48.9
33.5
1.9
113.9
–
140.3
721.2
2001
24.6
62.7
25.8
2.1
115.2
–
203.0
836.4
2002
23.9
99.5
23.5
2.8
149.8
–
302.5
986.2
2003
11.4
79.2
36.2
4.7
131.5
–
381.7
1,117.7
2004
11.7
83.9
37.2
4.8
137.7
–
465.7
1,255.4
2005
15.2
105.0
23.8
5.2
149.2
–
570.7
1,404.6
Note: (1) Includes resale revenue related to value added products
($MM)
($MM)

53
Reconciliation of U.S. 3D Onshore and Canadian 2D and 3D Total Net Investment to Total
Investment (Page 21)
Note: (1) Includes net investment related to value added products
Net investment – U.S. 3D onshore and Canadian 2D and 3D (1)
Add:
Other seismic data net investment (principally offshore, U.S. 2D and foreign currency changes)
Acquisition revenue
Total investment in seismic data library
Cumulative net investment – 3D onshore and Canadian 2D and 3D (1)
Cumulative total investment
1993
1.0
0.5
5.9
7.4
1.0
131.8
1994
4.8
34.1
23.1
62.0
5.8
193.8
1995
1.5
24.5
12.9
38.9
7.3
232.7
1996
10.9
17.9
23.4
52.2
18.2
284.9
1997
10.3
37.3
41.5
89.1
28.5
374.0
1998
53.7
6.0
79.4
139.1
82.2
513.1
1992 and Prior
124.4
124.4
124.4
–
–
Net investment – U.S. 3D onshore and Canadian 2D and 3D (1)
Add:
Other seismic data net investment (principally offshore, U.S. 2D and foreign currency changes)
Acquisition revenue
Total investment in seismic data library
Cumulative net investment – 3D onshore and Canadian 2D and 3D (1)
Cumulative total investment
1999
68.9
0.8
46.6
151.1
629.4
116.3
2000
33.1
3.1
33.5
184.2
699.1
69.7
2001
112.2
2.2
25.8
296.4
839.3
140.2
2002
27.0
2.3
23.5
323.5
892.2
52.9
2003
21.3
21.3
36.2
344.8
971.0
78.8
2004
28.1
8.2
37.2
372.9
1,044.5
73.5
2005
28.1
7.9
23.8
401.0
1,104.3
59.8
($MM)
($MM)

54
Reconciliation of Net Investment for U.S. 3D Onshore and Canadian 2D and 3D
Data to Net Book Value at 12/31/05 (Page 35)
Add:
Less:
Net investment in seismic data – U.S. 3D onshore and Canadian 2D and 3D 396.4
Acquisition revenue – 3D onshore 359.3
Other seismic data investment (principally offshore, U.S. 2D and value added products) 348.6
Impairment charges (112.9)
Accumulated amortization (879.4)
111.9 Net seismic data library at 12/31/05, as reported
($MM)

55
Reconciliation of Resales for U.S. 3D Onshore and Canadian 2D and 3D Data to
Total Revenue (Page 35)
Notes: (1) Does not include resale revenue related to value added products.
2005
Total resales – U.S. 3D onshore and Canadian 2D and 3D
(1)
Other revenue components:
Other resale revenue (principally offshore and U.S. 2D)
Acquisition revenue
Solutions and other revenue
Total revenue, as reported
100.8
19.3
23.8
5.2
149.2
($MM)

56
Total resales
Other revenue components:
Acquisition revenue
Solutions and other revenue
Total revenue, as reported
132.4
40.5
7.5
180.5
LTM 9/30/06
Reconciliation of Total Resales to Total Revenue (Page 39):
% of LTM Total Revenue
Reconciliation of U.S. 3D Onshore and Canada % of Total Resales to Total Revenue (Page 39)
% of LTM Resales
U.S. 3D Onshore and Canada 83 83
Revenue Reconciliation
($MM)

57
Reconciliation of U.S. 3D Onshore and Canadian 2D and 3D Average Annual Return
of Resale Revenue on Net Investment by Vintage in first two years to Average Return of Total
Revenue on Gross Investment by Vintage in first two years (Page 41)
Average Return (%)
Resale Revenue on
Net Investment
Total Revenue on
Gross Investment
Investment
1994/1995
1996/1997
1998/1999
2000/2001
2002/2003
2004/2005
26.2
28.0
31.6
23.8
27.4
46.5
37.4
40.5
39.8
32.9
39.3
48.6

58
Reconciliation of U.S. 3D Onshore and Canadian 2D and 3D Net Investment by
Year to Total Investment by Year (Page 42)
Note: (1) Includes net investment related to value added products
Add:
Acquisition revenue
Total investment in seismic data library
Net investment – U.S. 3D onshore and Canadian 2D and 3D
based on when data available for resale (1)
Other seismic data net investment and timing differences
(principally offshore, U.S. 2D and foreign currency changes)
1994
1.1
37.8
23.1
62.0
1995
4.8
21.2
12.9
38.9
1996
1.5
27.3
23.4
52.2
1997
14.1
33.5
41.5
89.1
1998
15.1
44.6
79.4
139.1
Net investment – U.S. 3D onshore and Canadian 2D and 3D
based on when data available for resale (1)
Acquisition revenue
Total investment in seismic data library
2004
20.8
37.2
73.5
15.5
2005
31.9
23.8
59.8
4.1
1999
78.4
46.6
116.3
(8.7)
2000
51.0
33.5
69.7
(14.8)
2001
105.5
25.8
140.2
8.9
2002
38.9
23.5
52.9
(9.5)
2003
27.7
36.2
78.8
14.9
Other seismic data net investment and timing differences
(principally offshore, U.S. 2D and foreign currency changes)
Add:
($MM)
($MM)

59
Reconciliation of EBITDA to Income (Loss) from
Continuing Operations (Pages 43 and 44)
EBITDA
Less:
Interest expense, net
Depreciation and amortization
Impairment of seismic data library
Reorganization items
Add:
Foreign currency gains
Gain on extinguishment of liabilities
Income tax benefit (expense)
EBITDA Margin (%)
Income (loss) from continuing
operations Margin (%)
2003
96.8
(20.0)
(82.6)
(30.0)
(6.0)
4.1
0.7
(2.2)
(39.1)
73.7%
(29.7%)
Income (loss) from continuing
operations, as reported
LTM
9/30/06
142.3
(20.4)
(89.9)
0.9
2.0
34.9
78.8%
19.3%
–
–
–
Nine Months
9/30/05
84.7
(17.6)
(76.4)
1.1
4.9
(3.2)
–
–
–
Nine Months
9/30/06
112.8
(14.8)
(67.8)
–
–
1.2
2.1
33.4
–
2005
114.1
(23.2)
(98.4)
1.0
4.8
(1.8)
76.5%
(1.2%)
–
–
–
(168.2)
2004
107.2
(24.4)
(12.5)
2.4
–
3.3
(92.2)
77.9%
(67.0%)
–
($MM)

60
Reconciliation of Non-Cash Operating Expenses to Total
Cost of Sales and SG&A Expenses (Page 44)
Non-Cash Operating Expenses
Plus:  Cash operating expenses
Total Cost of Sales and SG&A
expenses
Less: Gain on sale of seismic data
2004
-
30.5
30.5
-
2003
-
34.6
34.6
-
2005
4.7
30.4
35.1
-
LTM
9/30/06
5.2
33.1
38.2
-
Nine Months
9/30/05
1.5
21.7
23.2
-
Nine Months
9/30/06
2.0
24.5
26.3
(0.2)
($MM)

61
Reconciliation of EBITDA to Income (Loss) from Continuing
Operations (Page 45)
Less:
Add:
EBITDA
Interest expense, net
Depreciation and amortization
Foreign currency gains (loss)
Income (loss) from continuing
operations, as reported
Income tax benefit (expense)
1Q05
39.2
(6.0)
(33.3)
(0.2)
(0.2)
(0.0)
2Q05
28.6
(6.0)
(23.7)
(0.6)
(0.7)
1.0
3Q05
16.8
(5.6)
(19.4)
2.0
(2.4)
3.9
4Q05
29.4
(5.7)
(22.0)
(0.2)
1.4
(0.1)
1Q06
35.8
(4.9)
(23.8)
(0.2)
6.8
(0.2)
2Q06
39.6
(5.0)
(23.0)
1.3
12.6
(0.2)
3Q06
37.5
(4.9)
(21.0)
(0.0)
14.0
2.5
($MM)

62
Reconciliation of Cash EBITDA to Operating Income (Loss)
(Page 45)
Add:
Less:
Cash EBITDA
Acquisition revenue
Non-monetary exchanges
Revenue deferred (13.2)
Recognition of revenue previously deferred
Depreciation and amortization (22.0)
Non-cash operating expenses
Operating income (loss), as reported
Cash EBITDA Margin %
Operating Margin %
1Q05
17.6
12.4
0.6
(12.7)
21.6
(33.3)
(0.4)
6.0
37.2%
12.7%
2Q05
15.6
3.4
6.2
(12.1)
15.8
(23.7)
(0.4)
4.9
43.4%
13.7%
3Q05
14.5
3.6
0.1
(8.9)
8.2
(19.4)
(0.7)
(2.6)
59.1%
(10.7)%
4Q05
24.5
4.3
2.4
14.5
(3.2)
7.4
59.3%
17.8%
1Q06
27.6
10.6
2.1
(14.9)
11.0
(23.8)
(0.6)
12.0
61.8%
26.8%
2Q06
21.3
13.4
2.2
(13.1)
16.5
(23.0)
(0.8)
16.5
43.9%
34.0%
3Q06
19.9
12.2
1.4
(5.2)
9.8
(21.0)
(0.6)
16.4
43.3%
35.7%
($MM)

63
Reconciliation of Non-Cash Operating Expenses to Total Cost of Sales and
SG&A Expenses (Page 45)
Non-Cash Operating Expenses
Plus: Cash Operating Expenses
Total Cost of Sales and SG&A expenses
0.4
7.0
7.4
2Q05
0.7
7.0
7.7
3Q05
3.2
8.7
11.9
4Q05
0.6
8.3
8.9
1Q06
0.8
8.2
9.0
2Q06
0.6
7.8
8.4
3Q06
0.4
7.7
8.1
1Q05 ($MM)

64
Reconciliation of US 3D Onshore, Canada 2D and 3D and Offshore
NBV to Total NBV as of 9/30/06
Add:
Net book value of US 3D Onshore, Canada 2D and 3D and Offshore as of 9/30/06 121.9
US 2D and International Data 0.5
Net seismic data library at 9/30/06, as reported 122.4
($MM)

Appendix II Definition of Key Terms

66
Definition of Key Terms
Cash EBITDA represents EBITDA less acquisition revenue which is used to fund new seismic data shoots, non-cash items including non-cash resales (included in GAAP revenue) and non-cash operating expenses (employee restricted share grants)
Cash resales represent new contracts for data licenses from Seitel’s library, payable in cash
Cash revenue represents cash resales and solutions revenue
EBITDA represents GAAP revenue less cost of sales and selling, general and administrative expenses
Net investment represents gross investment in seismic data, net of customer underwriting
Resale revenue, or total resales, represents the amount of non-exclusive data license revenue earned on data added to Seitel’s library
Return on initial investment represents resale revenue for a seismic survey divided by net investment for such survey. Return on initial investment may be shown annually after the initial investment year or cumulatively. Return on investment can also be calculated for groups of data such as vintages, geographical areas or investment method, i.e., acquisitions, purchases or trades
Vintage refers to the year in which data is added to Seitel’s library and is available for resale to Seitel’s customers
Solutions revenue represents revenue from data management, processing, data reproduction and delivery services

$400MM Senior Bridge Loan

November 28, 2006

Seitel, Inc.

2

Seitel, Inc.

Section 1

Logistics

Seitel, Inc.	1 Logistics

1.1 Form of Commitment Letter

Date: November 28, 2006

MORGAN STANLEY SENIOR FUNDING, INC. 1585 Broadway New York, New York 10036	DEUTSCHE BANK TRUST COMPANY AMERICAS DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH DEUTSCHE BANK SECURITIES INC 60 Wall Street New York, New York 10005	UBS LOAN FINANCE LLC 677 Washington Boulevard Stamford, Connecticut 06901 UBS SECURITIES LLC 299 Park Avenue New York, New York 10171

Attn: Matthew Kaitz, Fax: 212-404-9764

RE: Seitel, Inc. $400,000,000 Senior Bridge Loan

Ladies and Gentlemen,

In reference to the $400,000,000 Senior Bridge Loan for Seitel, Inc. (the “Borrower”), the terms of which are outlined in the Summary of Bridge Loan Facility Terms, we are pleased to commit:

$                     MM to the $400,000,000 Senior Bridge Loan

Our commitment is based on our independent credit analysis of the Borrower and their respective subsidiaries, without reliance upon Morgan Stanley Senior Funding, Inc., Deutsche Bank Securities Inc, and UBS Securities LLC (collectively, the “Joint Lead Arrangers”), the Borrowers or any of their respective affiliates or any other person, and based solely on other documents and information as we have deemed appropriate. We acknowledge and agree that the Borrowers and the Joint Lead Arrangers reserve the right to allocate commitments at their sole discretion.

We confirm that we have not marketed or discussed this transaction in the secondary market, and will not do so until specific notice is provided by the Joint Lead Arrangers.

For and on behalf of participating institution,

Authorized Signature:

By:

Title:

Institution Name:

4

Seitel, Inc.	1 Logistics

1.2 Timetable — Commitment and Closing

Nov 2006–Feb 2007

S	M	T	W	T	F	S	S	M	T	W	T	F	S	S	M	T	W	T	F	S	S	M	T	W	T	F	S
Nov 2006							Dec 2006							Jan 2007							Feb 2007
			1	2	3	4						1	2		1	2	3	4	5	6					1	2	3
5	6	7	8	9	10	11	3	4	5	6	7	8	9	7	8	9	10	11	12	13	4	5	6	7	8	9	10
12	13	14	15	16	17	18	10	11	12	13	14	15	16	14	15	16	17	18	19	20	11	12	13	14	15	16	17
19	20	21	22	23	24	25	17	18	19	20	21	22	23	21	22	23	24	25	26	27	18	19	20	21	22	23	24
26	27	28	29	30			24	25	26	27	28	29	30	28	29	30	31				25	26	27	28
							31

	Indicates Key Date

	Indicates Holiday

Key Dates and Events

Date	Event
Tuesday, November 28	• Launch Bridge Syndication

Tuesday, December 12	• Commitment Deadline

Early January	• SEC Approval of Proxy

Mid - Late January	• Shareholder Proxy Review

Late January - Early February	• Shareholder Vote and Approval

Late January - Early February	• Expected Bond Offering and Transaction Close

5

Seitel, Inc.	1 Logistics

1.3 Contact List — Seitel

Contact Details

Name/Title	Office	E-mail
Robert Monson Chief Executive Officer	Tel: 713-881-8900 Fax: 713-881-2817	rmonson@seitel-inc.com

William Restrepo Chief Financial Officer	Tel: 713-881-8900 Fax: 713-881-8955	wrestrepo@seitel-inc.com

Kevin Callaghan Chief Operating Officer, Executive Vice President	Tel: 713-881-8900 Fax: 713-898-8291	kcallaghan@seitel-inc.com

Marcia Kendrick Chief Accounting Officer	Tel: 713-881-8900 Fax: 713-881-2839	mkendrick@seitel-inc.com

6

Seitel, Inc.	1 Logistics

1.4 Contact List — ValueAct Capital

Contact Details

Name/Title	Office	E-mail
Boston

Peter Kamin Partner	Tel: 617-531-5431 Fax: 617-531-5450	pkamin@valueact.com

Ryan Birtwell	Tel: 617-531-5434 Fax: 617-531-5450	rbirtwell@valueact.com

San Francisco

Greg Spivy Partner	Tel: 415-249-1209 Fax: 415-362-5727	gspivy@valueact.com

Allison Bennington General Counsel	Tel: 415-249-1230 Fax: 415-362-5727	abennington@valueact.com

7

Seitel, Inc.	1 Logistics

1.5 Contact List — Morgan Stanley

Contact Details

Name/Title	Office	E-mail
Financial Sponsors

Kristin Horne Managing Director – San Francisco	Tel: 415-576-2051 Fax: 415-591-4612	kristin.horne@morganstanley.com

Scott Cullerton Associate – San Francisco	Tel: 415-576-8962 Fax: 415-591-4573	scott.cullerton@morganstanley.com

Global Energy Banking

Carl Giesler Executive Director – Houston	Tel: 713-512-4427 Fax: 713-512-4414	carl.giesler@morganstanley.com

Steven Pattyn Analyst – Houston	Tel: 713-512-6627 Fax: 713-512-6990	steve.pattyn@morganstanley.com

Andrew Whitcomb Analyst – Houston	Tel: 713-512-6639 Fax: 713-512-6986	andrew.whitcomb@morganstanley.com

Leveraged Finance

Hank D’Alessandro Head of US Sponsors Leveraged Finance Managing Director – New York	Tel: 212-761-1051 Fax: 212-507-2399	henry.d’alessandro@morganstanley.com

John Wotowicz Managing Director – Houston	Tel: 713-512-6600 Fax: 713-512-6996	john.wotowicz@morganstanley.com

Steve Shekane Vice President – New York	Tel: 212-761-1552 Fax: 212-507-5428	steven.shekane@morganstanley.com

Richard Vratanina Associate – New York	Tel: 212-761-5843 Fax: 212-507-2531	richard.vratanina@morganstanley.com

Wes Kimmel Analyst – New York	Tel: 212-761-5496 Fax: 212-507-3387	wesley.kimmel@morganstanley.com

8

Seitel, Inc.	1 Logistics

1.5 Contact List — Morgan Stanley (cont’d)

Contact Details

Name/Title	Office	E-mail
CFX
Todd Singer Executive Director – New York	Tel: 212-761-2755 Fax: 212-507-4254	todd.singer@morganstanley.com

Loan Syndicate

Richard Beaudoin Executive Director – New York	Tel: 212-761-3044 Fax: 212 507-0790	richard.beaudoin@morganstanley.com

Matthew Kaitz Analyst - New York	Tel: 212-761-2565 Fax: 212 404-9764	matthew.kaitz@morganstanley.com

High Yield Syndicate

Steven Seltzer Managing Director – New York	Tel: 212-761-1968 Fax: 212-507-5777	steven.seltzer@morganstanley.com

John Whitehouse Analyst - New York	Tel: 212-761-1937 Fax: 212 404-9864	john.whitehouse.III@morganstanley.com

Liability Management

Arthur Rubin Executive Director – New York	Tel: 212-761-1864 Fax: 646-225-5606	arthur.rubin@morganstanley.com

Francesco Cipollone Analyst – New York	Tel: 212-761-1941 Fax: 212-507-6349	francesco.cipollone@morganstanley.com

Ratings Advisory

Scott Beicke Vice President – New York	Tel: 212-761-8666 Fax: 212-507-6637	scott.beicke@morganstanley.com

9

Seitel, Inc.	1 Logistics

1.6 Contact List — UBS

Contact Details

Name/Title	Office	E-mail
Global Energy Group

Stephen Trauber Vice Chairman, Managing Director and Global Head of Energy – Houston	Tel: 713-331-4630 Fax: 713-331-4655	stephen.trauber@ubs.com

Chip Van Os Director – Houston	Tel: 713-331-4650 Fax: 713-331-4656	chip.vanos@ubs.com

Brian Henry Associate Director – Houston	Tel: 713-331-4640 Fax: 713-331-4656	brian.henry@ubs.com

Chris Transier Analyst – Houston	Tel: 713-331-4643 Fax: 713-331-4656	chris.transier@ubs.com

Alternative Capital Group

Craig Wadler Managing Director – Los Angeles	Tel: 310-556-6756 Fax: 310-552-5956	craig.wadler@ubs.com

Schuyler Hewes Director – Los Angeles	Tel: 310-556-6721 Fax: 310-556-6706	schuyler.hewes@ubs.com

Leveraged Finance

Christopher Abbate Executive Director	Tel: 212-821-6924 Fax: 212-821-6449	christopher.abbate@ubs.com

Maryana Olman Associate Director	Tel: 212-821-6655 Fax: 212-821-5766	maryana.olman@ubs.com

Nick Pike Analyst	Tel: 212-821-3594 Fax: 212-821-6136	nick.pike@ubs.com

10

Seitel, Inc.	1 Logistics

1.6 Contact List — UBS (cont’d)

Contact Details

Name/Title	Office	E-mail
Loan Syndication

Jim Boland Managing Director	Tel: 203-719-8986 Tel: 212-821-2371 (NY) Fax: 203-719-8620	james.boland@ubs.com

John McNulty Director	Tel: 203-719-6679 Fax: 203-719-8620	john-j.mcnulty@ubs.com

High Yield Capital Markets

Brett Matkins Executive Director	Tel: 203-719-1648 Fax: 203-719-1099	brett.matkins@ubs.com

Peter Thomson Analyst	Tel: 203-719-3337 Fax: 203-719-1099	peter.thomson@ubs.com

Credit Underwriting

Tom Howard Executive Director	Tel: 203-719-8537 Fax: 203-719-6510	tom.howard@ubs.com

Bobby Grant Associate	Tel: 203-719-2344 Fax: 203-719-6510	bobby.grant@ubs.com

Ratings Advisory

Craig Fitt Managing Director	Tel: 212-821-5212 Fax: 212-821-3062	craig.fitt@ubs.com

Legal

Warren Jervey Director	Tel: 203-719-5493 Fax: 203-719-5627	warren-l.jervey@ubs.com

11

Seitel, Inc.	1 Logistics

1.7 Contact List — Deutsche Bank

Contact Details

Name/Title	Office	E-mail
Leveraged Finance

Thomas Cole Managing Director; Group Head of Leveraged Finance – New York	Tel: 212-250-2570 Fax: 212-797-4872	thomas.cole@db.com

Stephen Cunningham Managing Director – New York	Tel: 212- 250-3038 Fax: 212-797-4872	stephen-p.cunningham@db.com

Milwood Hobbs Vice President – New York	Tel: 212-250-3077 Fax: 212-797-4872	milwood.hobbs@db.com

Joshua Pearl Associate – New York	Tel: 212-250-3263 Fax: 212-797-4655	joshua.pearl@db.com

Caleb Moore Analyst – New York	Tel: 212-250-3626 Fax: 212-797-4655	caleb.moore@db.com

High Yield Debt Capital Markets

Mark Fedorcik Managing Director – New York	Tel: 212-250-5653 Fax: 212-797-4870	mark.fedorcik@db.com

Lex Malas Managing Director – New York	Tel: 212-250-3846 Fax: 212-797-4867	lex.malas@db.com

Brian C. Goldberg Vice President – New York	Tel: 212-250-0883 Fax: 212-797-4869	brian-c.goldberg@db.com

Mason Parker Associate – New York	Tel: 212-250-6888 Fax: 212-797-4869	mason.parker@db.com

Senior Debt Capital Markets

Kevin Sherlock Managing Director – New York	Tel: 212-250-5455 Fax: 212-469-2856	kevin.sherlock@db.com

Sandeep Desai Associate – New York	Tel: 212-250-0796 Fax: 212-797-4877	sandeep.desai@db.com

Hedge Fund Sponsor Coverage

Kristoffer Mack Managing Director – Chicago	Tel: 212-250-5172 Fax: 212-797-0059	kristoffer.mack@db.com

12

Seitel, Inc.	1 Logistics

1.7 Contact List — Deutsche Bank (cont’d)

Contact Details

Name/Title	Office	E-mail
Industrials

Tom Krasnewich Managing Director – Chicago	Tel: 312-537-1859 Fax: 312-537-1307	tom.krasnewich@db.com

Bimbola Adisa Associate – Chicago	Tel: 312-537-1518 Fax: 312-537-1257	bimbola.adisa@db.com

Energy, Utilities & Chemicals

Mitch Cox Managing Director – Houston	Tel: 832-239-4658 Fax: 832-239-4692	mitch.cox@db.com

John Marinelli Director – Houston	Tel: 832-239-4661 Fax: 832-239-4692	john.r.marinelli@db.com

Jason Martinez Vice President – Houston	Tel: 832-239-4666 Fax: 832-239-4691	jason.martinez@db.com

Robert Priske Associate – Houston	Tel: 832-239-4670 Fax: 832-239-4691	robert.priske@db.com

Thomas Streeter Analyst – Houston	Tel: 832-239-4677 Fax: 832-239-4691	thomas.streeter@db.com

13

Seitel, Inc.	1 Logistics

Section 2.

Transaction Details

Seitel, Inc.	2 Transaction Details

2.1 Transaction Summary

On November 1, 2006, ValueAct Capital (“ValueAct”) announced that it will acquire Seitel, Inc. (“Seitel”, “SELA” or the “Company”) for $765MM. Seitel is a leading provider of seismic data to the oil and gas industry and has one of the largest proprietary libraries of onshore seismic data in North America. The Company also has a diverse customer base ranging from supermajors to large independents to small private prospectors.

Under the terms of the agreement, each share of Seitel common stock, other than shares held by ValueAct Capital, will be converted into the right to receive $3.70 in cash, without interest. ValueAct Capital currently beneficially owns approximately 39 percent of Seitel’s outstanding common stock on a fully diluted basis.

In conjunction with the merger, the Company has engaged Morgan Stanley, UBS, and Deutsche Bank (collectively, the “Joint Lead Arrangers”) to arrange (i) a $20MM Senior Secured Credit Facility and (ii) $400MM of Senior Notes. The financing commitment also includes a $400MM Senior Bridge Facility. The Company is currently rated B2 / B and preliminary expectation is that the Senior Notes will be rated one notch below at B3 / B-.

Pro forma for the financing, leverage will be 4.3x, based on Cash EBITDA of $93.3MM for the LTM period ended September 30, 2006. 40.5% of the Company’s pro forma capitalization will be in the form of equity. Based on the offer price of $3.70/share Seitel has an aggregate value of approximately $765MM which translates to 8.2x multiple of Cash EBITDA for the LTM period ended September 30, 2006.

15

Seitel, Inc.	2 Transaction Details

2.2 Transaction Sources and Uses

The following table summarizes the estimated sources and uses for the transaction:

Sources and Uses of Funds

Sources	$MM	%	Uses	$MM	%
Revolver (1)	0.0	0.0	Purchase of Equity	387.0	43.3
Senior Notes	400.0	44.7	Rollover Equity	235.6	26.3
Cash (2)	112.4	12.6	Retire Debt	189.0	21.1
Rollover Equity (3)	235.6	26.3	Early Repayment Cost (4)	51.8	5.8
New Equity	146.6	16.4	Fees & Other Expenses	31.1	3.5
Total Sources of Funds	894.6	100.0	Total Uses of Funds	894.6	100.0

Notes

1.	$20MM capacity (undrawn at closing)
2.	Cash balance estimated
3.	Includes ValueAct and management rollover at fair market value
4.	Estimated as of 2/15/07

16

Seitel, Inc.	2 Transaction Details

2.3 Capital Structure

The following table outlines the Company’s estimated pro forma capital structure:

Pro Forma Capitalization

	Amount $MM	EBITDA Multiple(1)	% of Capitalization
Revolver (2)	0.0
Capital Leases	3.1
Total First Lien Debt	3.1	0.0x	0.5%
Notes Payable	0.3	0.0x	0.0%
Senior Unsecured Notes	400.0	4.3x	58.9%
Total Debt	403.4	4.3x	59.5%
Contributed Equity (3)	275.1	2.9x	40.5%
Total Capitalization	678.5	7.3x	100.0%

Notes

1.	Calculated using LTM 9/30/06 cash EBITDA of $93.3MM
2.	$20MM capacity (undrawn at closing)
3.	Contributed equity is sum of cash ValueAct has previously invested ($127.2MM from 9/30/04 to 6/30/06), cash ValueAct will spend to purchase new equity ($146.6MM) and management rollover equity ($1.3MM). Previously invested amounts shown at historical cost in accordance with step acquisition accounting

17

Seitel, Inc.	2 Transaction Details

2.4 Summary of Bridge Loan Facility

Bridge Loan Facility	The following description is a summary of the material terms of the Bridge Loan Facility. This summary does not purport to be complete. This summary is subject to and is qualified by all provisions of the Interim Loan Agreement and other Loan Documents.

High Yield Bridge

Amount and Type:	$400MM Senior Increasing Rate Bridge Loans and Rollover Notes

Borrower:	Seitel, Inc.

Purpose:	To fund the acquisition of Seitel, Inc. by ValueAct

Arrangers:	Morgan Stanley Senior Funding, Inc., Deutsche Bank Securities, Inc., and UBS Securities, LLC

Security:

- Unsecured obligations if corporate ratings are at least B3 / B-, each with a stable outlook

- 2nd lien on all collateral securing the senior secured credit facility if corporate ratings are below B3 / B-, each with a stable outlook

Guarantors:	All domestic subsidiaries

Maturity:	One year. If the loan is not refinanced prior to the end of one year, the Bridge Loans will exchange into Rollover Notes or Extended Term Loans, which have a 6-year maturity

Interest Rate:	Rating	Greater Of:	Quarterly Step-Up:	Cash Cap:	Total Cap:

	B3 /B-(stable/stable)	L + 475 bps, or 10.00%	0.50%	12.50%	13.00%

	Below B3 /B- (stable/stable)	L + 575 bps, or 11.00%	0.50%	13.50%	14.00%

Mandatory Prepayments:

The Borrower will mandatorily prepay the Bridge Loans at 100% of their principal amount plus accrued interest to the prepayment date with:

(i) The net proceeds from the Permanent Financing

(ii) The net proceeds from the issuance of any other debt or equity securities (with exceptions to be determined)

(iii) The net proceeds from asset sales (with exceptions to be determined)

(iv) 50% of Excess Cash Flow (to be defined in the loan documentation) of the Borrower and its subsidiaries

Change of Control:	Put at 101%

Financial Covenants:	Financial maintenance covenants, including: (i) Maximum Leverage (ii) Minimum Interest Coverage (iii) Maximum Capex

Takeout Financing:	Morgan Stanley, Deutsche Bank, and UBS will act as the joint bookrunners on any takeout financing

Securities Demand:	Immediate; subject to total cap

Conditions Precedent:

Usual and customary, to include:

(i) Consummation of the Transaction on satisfactory terms

(ii) Termination of Existing Credit Agreement

(iii) Execution and delivery of Facility Documentation

(iv) Delivery of customary certificates, opinions of counsel and other closing documentation

(v) Payment of fees and expenses

(vi) Accuracy of representations and warranties

(vii) Absence of Default

(viii) Minimum equity contribution

(ix) Minimum LTM Cash EBITDA

Reps and Warranties:	Customary and Standard

Event of Default:	Customary and Standard

18

Seitel, Inc.	2 Transaction Details

2.5 Financial Overview

Seitel considers a variety of performance measures in evaluating and managing its financial condition and operating performance. Certain of these performance measures are non-GAAP financial measures. One of the most important drivers of the Company’s cash generation and its return on investment is the level of cash resales. Cash resales are the portion of Seitel’s revenue that represents new contracts for data licenses from the Company’s library payable in cash. Based on historical results of surveys, Seitel expects cash resales to generally follow a consistent trend over time, resulting in a high level of visibility into the performance of additions to the Company’s data library. EBITDA is defined as GAAP revenue less cost of sales and operating expenses. Cash EBITDA represents EBITDA less acquisition revenue which is used to fund new seismic data shoots, non-cash items including non-cash resales (included in GAAP revenue) and non-cash operating expenses (employee restricted share grants).

Financial Summary

	Fiscal Year Ended,			9 Mos. Ended		LTM Ended
	Dec. 31, 2003	Dec. 31, 2004	Dec. 31, 2005	Sept. 30, 2005	Sept. 30, 2006	Sept. 30, 2006

Licensing Revenue from the Library
Cash Resales	$79.8	$80.3	$97.5	$65.5	$86.9	$118.8
Non-Monetary Exchanges	10.6	12.3	9.4	7.0	5.7	8.1
Revenue Deferred	(51.4)	(44.2)	(46.9)	(33.7)	(33.2)	(46.4)
Recognition of Revenue Previously Deferred	51.6	47.1	60.2	45.6	37.3	51.9
Total Licensing Revenue	90.6	95.6	120.1	84.4	96.7	132.4
Underwriting Revenue	36.2	37.2	23.8	19.5	36.2	40.5
Solutions Revenue	4.7	4.8	5.2	3.9	6.2	7.5
Total Revenue	131.5	137.7	149.2	107.8	139.1	180.5

D&A	(112.6)	(168.2)	(98.4)	(76.4)	(67.8)	(89.8)
Cost of Sales and SG&A	(34.6)	(30.5)	(35.1)	(23.2)	(26.3)	(38.2)
Operating Income / (Loss)	(15.8)	(61.0)	15.7	8.3	45.0	52.4

EBITDA	96.8	107.2	114.1	84.7	112.8	142.3
Less: Acquisition Revenue (1)	(36.2)	(37.2)	(23.8)	(19.5)	(36.2)	(40.5)
Less: Non-Cash Revenue (2)	(10.8)	(15.3)	(22.7)	(18.9)	(9.9)	(13.6)
Plus: Non-Cash Operating Expenses (3)	—	—	4.7	1.5	2.0	5.2
Cash EBITDA (4)	$49.8	$54.7	$72.3	$47.7	$68.8	$93.3

19

Seitel, Inc.	2 Transaction Details

2.5 Financial Overview (cont’d)

Financial Summary

	Fiscal Year Ended,			9 Mos. Ended		LTM Ended
	Dec. 31, 2003	Dec. 31, 2004	Dec. 31, 2005	Sept. 30, 2005	Sept. 30, 2006	Sept. 30, 2006
Selected Balance Sheet Data:
Net Seismic Library	247.5	151.2	111.9	122.8	122.4	122.4
Trade Receivables	37.5	41.2	27.4	32.5	34.1	34.1

Notes

1.	Capex for seismic data acquisition funded directly by clients
2.	Non-cash trades of clients’ existing data in return for data licenses and timing of revenue recognition
3.	Non-cash expenses include charges related to restricted stock and non-cash compensation expense
4.	Includes non-recurring and public company expenses

20

Seitel, Inc.	2 Transaction Details

2.5 Financial Overview (cont’d)

Capital Expenditures Summary

($MM)

	Fiscal Year Ended,			9 Mos. Ended		LTM Ended
	Dec. 31, 2003	Dec. 31, 2004	Dec. 31, 2005	Sept. 30, 2005	Sept. 30, 2006	Sept. 30, 2006
Acquisition	$44.6	$50.7	$33.0	$26.9	$49.4	$55.4
Non-Cash Trades	13.0	10.7	11.1	6.6	8.9	13.3
Purchases	2.5	1.8	10.2	10.0	16.4	16.6
Total Seismic CAPEX	60.1	63.2	54.3	43.6	74.6	85.3
Other PP&E	1.1	1.1	1.0	0.7	0.9	1.2
Total CAPEX	61.2	64.3	55.2	44.2	75.5	86.5
Less:
Cash Underwriting (1)	(35.6)	(35.3)	(21.4)	(17.6)	(33.3)	(37.1)
Non-Cash Trades (2)	(13.0)	(10.7)	(11.1)	(6.6)	(8.9)	(13.3)
Other Non-cash	(1.8)	(0.1)	—	—	—	—
	(50.4)	(46.1)	(32.4)	(24.2)	(42.2)	(50.4)
Net Cash CAPEX	$10.8	$18.2	$22.8	$20.1	$33.4	$36.1

3D Data Library Square Miles and Net Book Value

	Square Miles (3)	% of Total	NBV (4)	% of Total	% of Revenue (5)
					2005	LTM (4)
Gulf Coast Texas	6,832	25.4	$22,948	19.3	28.3	26.4
Southern Louisiana / Mississippi	6,616	24.6	42,525	35.7	24.3	38.4
Rockies	1,554	5.8	9,785	8.2	4.1	3.3
Other U.S. (6)	1,773	6.6	5,461	4.6	4.6	5.5
Total U.S. Onshore	16,775	62.4	80,719	67.8	61.2	73.6
Canada (7)	10,104	37.6	38,264	32.2	38.8	26.4
Total Onshore	26,879	100.0	118,983	100.0	100.0	100.0
Conventional	9,536	90.5	2,960	100.0	97.8	98.7
Multi-Component	996	9.5	—	0.0	2.2	1.3
Total U.S. Offshore	10,532	100.0	2,960	100.0	100.0	100.0

Worldwide Total	37,411		121,943

Notes

1.	Capex for seismic data acquisition funded directly by clients
2.	Non-cash trades of clients’ existing data in return for data licenses
3.	As of October 31, 2006
4.	As of September 30, 2006
5.	Excludes U.S. 2D and international revenue and solutions revenue
6.	Excludes U.S. 2D data and international data
7.	Includes 2D and 3D data

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Seitel, Inc.	2 Transaction Details

2.6 Investment Highlights

As a result of long-term oil and gas industry trends discussed below, Seitel believes it is at the beginning of an upward structural shift in the financial performance of its underlying data portfolio. The Company believes that its library is well positioned to increase its average return on investment given the shift in underlying industry conditions. During 2005, the Company experienced an upward shift in the returns realized on its existing data library, with both purchased and created data selling better as a percentage of initial investment versus historical averages.

Leading Market Position

Seitel is widely recognized as one of the pioneers in licensing a proprietary library of intellectual property that is critical to the oil and gas exploration process. As a result of its strong market position, Seitel has developed a well-recognized brand name which has been instrumental in growing its data library and securing additional clients. The Company has achieved a leading position by successfully developing strong client relationships and by identifying and aggressively marketing the long-term intrinsic value of its data library. In addition, the Company continues to deploy advanced techniques to refresh and enhance the overall quality of its data. Seitel continues to expand its network of clients and continues to use its solutions orientation to build its brand name.

Industry Leading Data Library

The Company is uniquely positioned to capitalize on the secular trends in the North American oil and gas exploration market given the size and coverage of its seismic data library. Seitel believes that its data library is one of the largest onshore seismic data libraries available, including strong coverage of the key oil and gas producing basins in North America. Seitel’s large portfolio of seismic data has allowed the Company to become the data provider of choice for many oil and gas exploration companies. The Company’s distinct competitive advantage is driven by its ability to:

•	Provide clients with opportunities to select data from a large library;

•	Offer flexibility in payment options (i.e., clients can pay in cash or exchange their own proprietary seismic data for a license to access Seitel’s data);

•	Combine client data with Seitel data to create a more relevant profile of a potential production site;

•	Provide value-added feedback to clients in designing new seismic data surveys based on Seitel’s many years of experience;

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2.6 Investment Highlights (cont’d)

•	Generate client trust by participating in joint data creation projects with full alignment of objectives;

•	Retain and grow valuable client relationships;

•	Pursue flexible data acquisition strategies such as non-monetary trades while maintaining capital for data acquisitions; and

•	Develop an active sense for future high demand geographic areas.

Over the long term, the Company’s strategic position will continue to strengthen as its data library grows.

Defensible Market Position

With one of the largest onshore seismic data libraries in the active North American oil and gas basins, the Company has an established competitive position within this rapidly growing market. Since 1993, the Company has invested over $1 billion to build its 3D onshore data library. The Company believes that the current replacement cost of its seismic library significantly exceeds its original investment. Today, the Company’s broad geographic coverage and strong presence in the active North American onshore oil and gas basins coupled with its tremendous domain expertise creates high barriers to replication and a defensible market position. Competitors will generally not shoot over the same areas already in Seitel’s library. In addition, current regulatory, environmental and political influences would make it virtually impossible for a new entrant into the market to replicate the size of the Company’s data library in its areas of coverage.

Stable, Long Term Cash Returns

Seitel offers a compelling economic model that generates significant free cash flows and a strong, consistent return on investment. Seitel derives revenue from the non-exclusive licensing of its data. Importantly, data within the Company’s library can be licensed on a non-exclusive basis multiple times over a span of many years. The Company has proven its ability to sell data surveys for decades after their creation, sometimes earning more revenue in later years than when the data was first created. As such, the Company’s existing data library creates a strong base of “core” revenue that provides strong free cash flows and significant, predictable long-term earnings potential. In addition, each data survey added to the library enhances the Company’s data portfolio and its ability to generate revenue from several active basins, which creates strong diversification within its data library. For 2004 and 2005, Seitel achieved an average return on investment in excess of 40% on new data acquired. Seitel’s recurring revenue model is further

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2.6 Investment Highlights (cont’d)

enhanced by its proven ability in maintaining and growing its client base. Seitel’s cash resales of data are also highly predictable and have a relatively low sensitivity to rig count and gas prices.

Average Return – Vintages 1994 – 2005 (1)

Notes

1.	Resales and investment are for 3D offshore data in the US and Canada, as well as 2D data in Canada only

Low Cost / Capex “Pure Play” Library

In order to remain profitable through all business cycles, Seitel maintains a low cost operating structure by maintaining an efficient base of assets and employees. The Company does not own seismic acquisition equipment or employ seismic acquisition crews, but rather, engages third-party contractors with qualified equipment on an as-required basis to shoot new data. Management believes this approach results in substantially less volatility in cash flows by allowing Seitel to respond more quickly to changes in the demand and minimizing ongoing capital requirements. Seitel imposes strict capital investment thresholds with targeted underwriting levels.

Diversified Customer Base

The Company has established strong relationships with over 1,600 clients in the oil and gas industry, ranging from most of the global oil and gas majors such as BP, Chevron, ExxonMobil and Shell to large independent oil and gas companies, such as Anadarko, Chesapeake Energy and Devon Energy, to smaller companies and private prospecting individuals. In addition to its ability to attract top-tier clients, the Company has a proven ability to maintain

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2.6 Investment Highlights (cont’d)

and grow its client relationships due to the quality of its data, the breadth of its coverage in the major active onshore basins in North America and its longstanding commitment to client service. The Company’s strong relationships with its clients also create access to additional data surveys and sales opportunities. Seitel’s large list of referenceable clients provides it with the scale and the experience required to attract new clients, serve existing clients and expand its already sizeable library. For the year ended, December 31, 2005, the Company’s top client and its top ten clients represented 4% and 28.5% of revenue, respectively.

Strong Industry Fundamentals

Seitel is positioned to benefit from several, attractive long-term secular oil and gas industry trends, including:

•	Sustained demand for oil and gas. The worldwide demand for oil and gas continues to increase significantly, led by the demonstrated increases in demand from China, India and other developing countries.

•	High commodity prices. While demand has increased, the supply of oil and gas has remained relatively flat, creating a pronounced increase in the prices of oil and gas that is expected to continue indefinitely as new production capabilities struggle to keep up with greater demand.

•	Increased exploration expenditures. The Company is at the forefront of a prolonged period of increased exploration spending in the North American oil and gas market. Many exploration and production companies are moving from development to exploration spending to increase reserves that have been depleted from an extended period of development.

•	Advanced drilling technology. Exploration technology and drilling methods have improved significantly since the 1990s. These methods have made the development of existing oil and gas fields formerly impeded by geologic barriers or other reasons, commercially and economically viable. With the advent and success of these new technologies, development companies continue to re-examine oil and gas fields in proven regions with increased regularity, creating demand for seismic data.

•	Seismic data advancements. Similar to new technologies and techniques in exploration, new advances in processing and interpreting seismic data have increased the usefulness of data and as a result increased the viability of exploring domestic oil and gas

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2.6 Investment Highlights (cont’d)

fields. The improvement in data quality oftentimes justifies re-examining oil and gas fields that have already been analyzed using prior techniques.

•	United States’ dependence on foreign oil and gas. While long recognized as a potential danger, recent geopolitical events and continued instability in the Middle East have created a renewed, more powerful desire by the United States to reduce its dependence on foreign supply of oil and gas.

The combination of long-term oil and gas industry trends, expected increase in North American exploration activity and technological advances in seismic data processing creates a strong, long-term demand environment for the Company’s existing data library.

Strong Management Team

Seitel’s executive and senior management team is comprised of individuals with significant experience in the oil and gas services industry and has established relationships with end-users of these services. The Company is led by Rob Monson (President and CEO). The management team also includes William Restrepo (Chief Financial Officer), Kevin Callaghan (Chief Operating Officer), Robert Simon (President Seitel Data), Garis Smith (President Olympic Seismic) and Marcia Kendrick (Chief Accounting Officer) all of whom have extensive industry experience. Mssrs. Monson and Restrepo joined Seitel after the Company emerged from bankruptcy in 2004 and instilled a professional and disciplined management approach. Seitel’s management depth has positioned the Company to expand significantly without adding management talent. The Company’s management team understands the competitive environment and the opportunities for the Company to increase its market share.

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2.6 Investment Highlights (cont’d)

Senior Management Team

Name	Position	Age
Robert D. Monson	Director, President and CEO	51

William Restrepo	Executive VP, CFO and Secretary	47

Kevin P. Callaghan	Executive VP and COO	54

Robert J. Simon	President Seitel Data	51

Garis C. Smith	President Olympic Data	57

Marcia H. Kendrick	Chief Accounting Officer	46

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Seitel, Inc.	2 Transaction Details

2.7 Industry Overview

Oil and gas companies use seismic surveys to identify geological formations that may contain oil or gas. Demand for seismic data and related geophysical services is dependent upon capital spending by oil and gas companies for exploration, production, development and field management activities, which, in turn, is driven by present and expected future prices for crude oil and natural gas. Significant increases in oil and gas prices, high oil company profits and heightened concern among energy companies about securing new reserves to replace those being depleted led to strong exploration activity in 2004 and 2005, a trend that is expected to continue over the long term.

Oil and Gas Market

The oil and gas market consists of the exploration, development, production, refining, storage, transportation and marketing of oil and gas. The U.S. is one of the world’s largest consumers of energy, with total consumption of approximately a quarter of the world’s supply. In 2005, the U.S. oil and gas market grew by 29.9%, reaching $819.3 billion and representing a compound annual growth rate (CAGR) of 16.6% since 2001. By 2008, the U.S. oil and gas market is estimated to grow to $902.6 billion, representing a CAGR of 3.3% since 2005.

U.S. Oil and Gas Market P-One Short

$Bn

Source         Datamonitor, 2006

Oil and Gas Services and Drilling Industry

Oil and gas service and drilling companies rely on oil and gas producers for their revenues. Generally, oil and gas producers allocate funds for property acquisition, exploration and development of new properties, and actual production when planning their budget. Projected exploration and production

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2.7 Industry Overview (cont’d)

(E&P) capital expenditures are used as the basis for estimating future industry revenue trends. According to Standard & Poor’s, the high demand for energy is expected to be prolonged with “upstream” spending, or expenditures on E&P, remaining at high levels through 2030. Based on a December 2005 Wall Street survey, worldwide “upstream” expenditures are expected to be $198.1 billion in 2005 and grow by over 14% to $226.2 billion in 2006. Moreover, due to the E&P industry adoption of a cautious and disciplined response to trends in oil and gas prices, actual E&P expenditures have historically exceeded initial plans by significant amounts. In a December 2005 survey of 196 oil and gas companies, 35% of companies noted they would increase their E&P budgets should the price of oil increase by $12.00 per barrel and 49% of respondents indicated they would raise their spending budgets if natural gas prices increased $3.00 per thousand cubic feet (mcf). With current oil and gas prices of $60.32 per barrel and $7.54 per mcf respectively (1), there is upside potential to current spending forecasts.

Global Initial vs. Actual E&P Spending Growth

%

Source        Wall Street research

It is estimated that U.S. and Canadian E&P spending increased 30.9% and 23.6%, respectively, in 2005, significantly outpacing the 19.1% growth in worldwide E&P spending. In 2006, it is estimated that 36.5%, or approximately $82.6 billion out of the $226.2 billion total, of worldwide E&P spending will be in the U.S. and Canada.

Notes

1.	Bloomberg as of 11/27/06

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2.7 Industry Overview (cont’d)

2006E Worldwide E&P Spending by Region

Source        Wall Street research

Two major factors that drive the growth in E&P spending include depletion of oil and gas reserves and increases in commodity prices.

Depletion Drives E&P Spending. One of the most important issues affecting the oil and gas market is the depletion of oil and gas worldwide, and, as seen in the charts below, there are no signs that demand for oil and gas will decline. According to the Annual Energy Outlook 2006, natural gas is projected to be the fastest growing component of worldwide primary energy consumption.

Oil Consumption		Oil Consumption
North America		Global
Billions of Barrels		Billions of Barrels

Source	Energy Information Administration (EIA): International Energy Annual 2004, International Energy Outlook 2006	Source	Energy Information Administration (EIA): International Energy Annual 2004, International Energy Outlook 2006

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2.7 Industry Overview (cont’d)

Natural Gas Consumption		Natural Gas Consumption
North America		Global
Trillion Cubic Feet		Trillion Cubic Feet

Source	Energy Information Administration (EIA): International Energy Annual 2004, International Energy Outlook 2006	Source	Energy Information Administration (EIA): International Energy Annual 2004, International Energy Outlook 2006

According to the Energy Information Administration (EIA), global energy demand is expected to increase approximately 58% between 2003 and 2025. Extensive capital investment in U.S. and worldwide E&P will be required to meet growing demand.

Commodity Prices Drive E&P Spending. The attractive commodity price environment over the last few years has also been a catalyst for the increase in E&P spending. With commodity prices at record levels, a greater number of prospects are becoming economically attractive. Throughout 2004 and 2005, oil prices reached unprecedented levels due, in part, to concerns over supply stability in the Middle East and Russia, rising demand in China and India, and little spare production capacity. Additionally, an active hurricane season pushed oil prices to nearly $70.00 per barrel in the third quarter of 2005 and gas prices also increased from an average commercial price of $9.27 per mcf in 2004 to $11.30 per mcf in 2005. The higher than expected oil and gas prices initially resulted in many oil and gas companies focusing their efforts on development drilling to produce existing reserves. However, sustained prices have encouraged increased exploration.

Seismic Spending. According to a Wall Street survey of 196 oil and gas companies, 50% of those companies plan to increase their spending on seismic data in 2006 while only 7% foresee a decrease. However, an increasing amount of seismic spending is related to production related activities.

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2.7 Industry Overview (cont’d)

Global Seismic Spending (1999—2007E)

%

Source        Spears Oilfield Market Report, Wall Street research, and Baker Hughes Rig Report, November 3, 2006

Onshore Drilling. Land drilling has been one of the strongest areas of growth in the current cycle. The up-cycle in land drilling, which originally peaked in July 2001 and recommenced in March 2002, continues. In U.S. land drilling, this ongoing boom has led to significant increases in rig counts, a direct measure of drilling activity that typically rises in response to high energy prices. According to Baker Hughes, as of November 3, 2006, the total active onshore rig count in the U.S. was 1,649 rigs – 18% higher than the average of 1,396 rigs in the fourth quarter of 2005. Additionally, market utilization in 2006 reached 94% compared to the 95% registered at the prior peak cycle in 2001, indicating the industry is operating close to capacity.

U.S. Land Drilling (1998—2006 YTD)

%

Source        Baker Hughes & Reedhycalog Rig Census, 2005

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2.7 Industry Overview (cont’d)

Competition

Competitive Landscape. Seitel competes with several geophysical companies that create, market, and license seismic data and maintain their own seismic data libraries. Additionally, the Company competes with oil and gas companies that create their own seismic data libraries rather than outsourcing their seismic data activities. The Company believes it can compete favorably in the current environment due to the breadth of its data library, the expertise of its marketing staff, the technical proficiency of its geoscientists and the employment of a business model that does not require capital investment in, or ownership of, field crews. Below is a summary of select seismic companies.

Summary of Select Seismic Companies

Company	Headquarters	Revenue ($MM)(1)	Business Description
WesternGeco	United Kingdom	2,150	Provides geophysical information and services worldwide including reservoir imaging, monitoring and development services, and owns one of the largest data libraries in the world

Petroleum Geo-Services	Norway	1,520	Provides geophysical services worldwide on a proprietary basis and from its own library

General Geophysics	France	1,117	Provides geophysical services worldwide on a proprietary basis and from its own library. Also provides seismic products

Veritas DGC	Houston, TX	822	Provides geophysical services worldwide on a proprietary basis and from its own library

TGS Nopec Geophysical	Norway	347	Provides 2D and 3D multi-client geoscientific data, associated products and services to the oil and gas industry worldwide

Pulse Data	Calgary, Canada	52	Specializes in the acquisition, marketing and licensing of non-exclusive seismic data in Western Canada

Notes

1.	Acquisition revenue, net investment and resales returns were shifted forward one year. Thus, data created in 1993 was shown here as being created in 1994 as that is when it became available for resale. The associated resale revenues were also shifted to 1994

Competitors. Seitel has presence in all North American onshore areas of interest, including the Gulf Coast of Texas, Louisiana, Mississippi, the Rockies and Canada. As indicated in the chart below, Seitel has the largest or second largest seismic database in each of these key E&P basins, providing the Company with a significant comparative advantage over its competitors since there is little overlap in onshore data. Competing companies that shoot

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2.7 Industry Overview (cont’d)

onshore multi-client surveys generally do not replicate land data as this practice does not make economic sense. Advances in acquisition technology have not resulted in clear improvements in survey quality for onshore data. In addition, the cost per square mile of shooting land surveys is expensive due to the fragmentation of the land, the difficulty of obtaining permits and numerous environmental issues. Management estimates replicating Seitel’s data library would require 60 plus crew years and $3-4 billion. As a result, assuming that it were possible to repeat a survey over existing data, the economics would likely make it unfeasible.

Key Competitors by Size of Database

Principal Onshore Regions with 3D	Ranking by Estimated Size of Database
	First	Second	Third
Gulf Coast Texas	Seitel / WesternGeco	—	Veritas

S. Louisiana / Mississippi	Seitel / WesternGeco	—	Seismic Exchange

N. Louisiana	Seitel	—	—

Rockies	Veritas	Seitel	WesternGeco

Onshore Canada	Seitel	Veritas	Pulse

Source	Management estimates based on internal information and competitors’ data gathered from publicly available sources

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2.8 Company Overview

LTM Revenue by Source	Data Library by Net Book	LTM Resales Breakdown
Value as of 9/30/06

Note

LTM as of 9/30/06

Seitel is a leading seismic data company. Seitel is widely recognized as one of the pioneers in licensing a proprietary library of seismic data and since its inception in 1982, the Company has created one of the largest data libraries of its kind. Seismic data is critical to the oil and gas exploration process due to its proven ability to significantly increase the success rate of locating commercial oil and gas deposits. The Company’s data remains relevant for a long period of time as demonstrated by the fact that Seitel continues to license data that was added to its library in the early 1990s. The longevity of the Company’s data has allowed it to create a portfolio of data that delivers strong income over a long period of time with virtually no additional costs, generating exceptional free cash flow and providing the Company with a compelling return on its investment in data. For 2004 and 2005, Seitel achieved an average return on investment in excess of 40% on new data acquired. For the LTM period ended September 30, 2006 the Company posted revenue, EBITDA, and Cash EBITDA of $180.5 million, $142.3 million and $93.3 million, respectively.

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2.8 Company Overview (cont’d)

2005 Resales by Data Vintage — Onshore 3D

%

Notes

1.	Investment net of client underwriting
2.	Resales and investment are for 3D onshore data in the US and Canada, as well as 2D data in Canada only

The Company effectively combines one of the largest, most diverse data libraries with deep geophysical domain expertise, proven client-oriented data management solutions, longstanding client relationships and effective sales and marketing capabilities. While these capabilities are strong on an individual basis, the effective combination of each capability onto a single platform is the driving force behind the Company’s ability to leverage its investment in seismic data. Seitel’s capabilities provide a compelling opportunity to continue to grow the business and to increase its already strong competitive position.

Seitel’s data is used by oil and gas companies to assist in the exploration, development and management of oil and gas reserves. The size and geographic diversity of the Company’s data is a key competitive differentiator and a tremendous barrier to entry. Since its inception, the Company has invested over $1 billion to create one of the largest libraries of onshore seismic data available for the United States and Canada, including strong positions in the key oil and gas regions with increased production activity and exploration potential. In addition, Seitel also owns a library of offshore data covering parts of the U.S. Gulf of Mexico shelf and certain deep water areas in the western and central U.S. Gulf of Mexico.

In recent years, the Company has applied new data processing technologies to its existing data to create new stand-alone products. By providing more information, these products increase the effectiveness of client’s exploration efforts. The Company’s ability to reprocess existing data creates additional

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2.8 Company Overview (cont’d)

revenue opportunities from existing seismic data with minimal investment, resulting in an exceptional return on investment. Seitel has increased its investment in its data processing capabilities and believes that significant opportunities remain to apply more sophisticated technologies to large segments of its existing library.

Several macro trends suggest that the oil and gas industry is at the beginning of a long-term focus on exploration. The long-term demand for oil and gas, high commodity prices and the increasing desire of the United States to reduce its reliance on foreign supply of oil and gas have created a permanent shift in the attractiveness of exploring for oil and gas in North America. Since seismic data is essential to oil and gas exploration, the Company believes that this environment will continue to provide demand for its data. In addition to broad geopolitical trends, advances in seismic data collection and oil and gas drilling methods and equipment have increased the viability and attractiveness of this market. The combination of these trends has created strong, long-term demand for the Company’s existing data library and also creates the ability to significantly expand the library in its current geographical areas as well as extend coverage into other areas.

Seitel has built a diversified client base with over 1,600 clients, ranging from most of the global oil and gas majors such as BP, Chevron, ExxonMobil and Shell to large independent oil and gas companies, such as Anadarko, Chesapeake Energy and Devon Energy, and private prospecting individuals. In 2005, no client accounted for more than 4% of the Company’s revenues and the top ten clients accounted for approximately 28.5% of revenue. Many of the Company’s largest clients have been clients for decades, demonstrating the strength of the Company’s data library and its ability to develop lasting relationships.

The Company’s strong client relationships are a direct result of its commitment to client service. Seitel has developed one of the most powerful and effective sales and marketing organizations in the North American seismic data market. When combined with the Company’s vast data library, this overall value proposition represents one of the Company’s most significant competitive advantages and has been instrumental in the Company’s success. Seitel’s team of sales representatives average 16 years of experience and have a proven ability to effectively develop and maintain strong client relationships. The Company has created a unique, entrepreneurial culture among its sale representatives through a focus on performance and shared financial success, which creates tremendous

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2.8 Company Overview (cont’d)

loyalty to the Company and a strong sales orientation. With the ability to resell data over a long time period, the Company’s existing data library creates a strong base of “core” revenue that provides strong free cash flow and significant long-term earnings potential. In addition to strong core earnings, the Company has the ability to continue to grow as it adds data to its library. The Company is also uniquely positioned to benefit from secular shifts in the oil and gas exploration market, allowing it to drive strong revenue growth and profitability.

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2.9 Value Act Capital

ValueAct Capital, an investment partnership with $4.8 billion of assets under management, was formed in June 2000 to acquire significant ownership stakes in public and private companies. ValueAct Capital has a concentrated investment portfolio of 15 - 20 core positions in public and private companies. They take an active investment strategy across all core positions, whether they hold a control position or a significant minority stake. ValueAct Capital invests in companies they believe to be fundamentally undervalued and sources these investments primarily by targeting companies that are out of favor, or may be undergoing significant transition. ValueAct Capital’s goal in each investment is to work productively with management and/or the company’s board to implement strategies that maximize returns on invested capital. ValueAct Capital utilizes any value-enhancing strategy that may be available and invests primarily in companies operating in the United States.

ValueAct’s investments include information technology companies Gartner, Inc., telephony company Avaya, Inc., database company Axciom Corp., life sciences company MDS, Inc., Valeant Pharmaceuticals, direct marketer Catalina Marketing Corp., oilfield services company Hanover Compressor, Inc., and news and information company Reuters Group, PLC.

In addition to its existing cash investment of $127MM in Seitel, ValueAct will contribute $147MM of new equity, more than doubling its investment in Seitel.

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Seitel, Inc.	2 Transaction Details

2.10 Bridge Term Sheet

$400,000,000 SENIOR BRIDGE FACILITY: SUMMARY OF TERMS AND CONDITIONS
Borrower:	Merger Co. and, upon consummation of the Merger, the Surviving Corporation.

Bridge Joint Lead Arrangers and Joint Book Runners:	Morgan Stanley, DBSI and UBS Securities.

Bridge Administrative Agent:	Morgan Stanley.

Bridge Lenders:	Morgan Stanley, DB Cayman and UBS and a syndicate of financial institutions and institutional lenders arranged by the Initial Lenders.

Bridge Facility:	Senior Increasing Rate Loans (the “Bridge Loans”) made pursuant to the Bridge Financing Documentation between the Borrower and the Bridge Lenders.

Use of Proceeds:	The proceeds of the Bridge Loans, along with borrowings under the Senior Bank Financing and proceeds of the Equity Contribution, will be used (i) to finance, in part, the Transaction (including without limitation the Refinancing) and (ii) to pay costs and expenses in connection with the Transaction.

Principal Amount:	Up to $400 million.

Interest Rate:	Interest on the Bridge Loans shall be paid at the Applicable Interest Rate (as defined below) and payable quarterly in arrears. “Applicable Interest Rate” shall initially mean (i) if the corporate ratings of the Borrower on the Closing Date are at least B3 by Moody’s and B- by S&P (in each case with at least a stable outlook) (such ratings being the “Expected Ratings”) the greater of (x) sum of three-month LIBOR as of the Closing Date plus 4.75% per annum and (y) 10.00% per annum and (ii) if the corporate ratings of the Borrower on the Closing Date are other than Expected Ratings, the

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Seitel, Inc.	2 Transaction Details

2.10 Bridge Term Sheet (cont’d)

greater of (x) sum of three-month LIBOR as of the Closing Date plus 5.75% per annum and (y) 11.00% per annum; provided that if the Bridge Loans are not repaid in full in whole by the end of the first three months following the issuance date, the Applicable Interest Rate otherwise in effect will increase by 50 basis points and shall thereafter increase by an additional 50 basis points at the end of each subsequent three-month period for so long as the Bridge Loans are outstanding (the “Incremental Spread”); and provided further that (A) in no event shall the Applicable Interest Rate exceed (i) if the corporate ratings of the Borrower are the Expected Ratings, 13.00% per annum and (ii) otherwise, 14.00% per annum and (B) the amount of cash interest paid will be subject to a cap of (i) if the corporate ratings of the Borrower are the Expected Ratings, 12.50% per annum and (ii) otherwise, 13.50% per annum (the excess (if any) of the Applicable Interest Rate over such interest rate cap to be capitalized and added to the principal of the Bridge Loans).

Maturity:	One year from the date of the borrowing.

Guarantees:	Same guarantees as are provided to the Senior Lenders.

Security:	If the corporate ratings of the Borrower are the Expected Ratings, the Bridge Loans will be unsecured. If the corporate ratings of the Borrower are other than the Expected Ratings, the Bridge Loans will be secured on a second priority basis (subject to an intercreditor agreement to be agreed by the Senior Lenders, the Bridge Lenders and the Borrower) by the collateral that secures the Senior Bank Financing.

Mandatory Prepayment:	The Borrower will mandatorily prepay the Bridge Loans at 100% of their principal amount plus accrued interest to the prepayment date with (i) the net proceeds from the Permanent Financing, (ii) the net proceeds from the issuance of any other debt or equity securities (with exceptions to be determined), (iii) the net proceeds from asset sales (with exceptions to be determined) and (iv) 50% of Excess Cash Flow (to be defined in the loan documentation) of the Borrower and its subsidiaries.

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2.10 Bridge Term Sheet (cont’d)

Change-of-Control:	The Borrower will prepay the Bridge Loans upon any change-of-control (to be defined in a mutually acceptable manner) of the Borrower at a redemption price of 101% of par plus accrued interest.

Interest Payments:	Quarterly in arrears.

Optional Prepayment:	The Bridge Loans will be prepayable, in whole or in part, upon not less than 10 days written notice, at the option of the Borrower, at any time at 100% of par plus accrued interest to the redemption date.

Mandatory Exchange:	If the Bridge Loans have not been previously repaid in full in cash on or prior to maturity, the principal of the Bridge Loans outstanding at maturity shall, subject to certain conditions precedent, be satisfied at maturity through the issuance and delivery of the Rollover Loans.

Right to Transfer Bridge Loans:	Each Initial Lender shall have the absolute and unconditional right to transfer the Bridge Loans to one or more third parties, whether by transfer, assignment or participation and the other Bridge Lenders shall have the right, with the prior consent of the Bridge Administrative Agent, to transfer the Bridge Loans to one or more third parties, whether by transfer, assignment or participation. If the Bridge Loans are converted to notes, the Borrower, upon request, shall be required to insure that such notes are DTC eligible.

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2.10 Bridge Term Sheet (cont’d)

Representations and Warranties:	The Bridge Credit Agreement will contain representations and warranties which are usual and customary for transactions of this nature or which the Bridge Joint Lead Arrangers reasonably determine to be appropriate in light of the business or operations of the Borrower and the Company or in light of market conditions (with the scope, exceptions and qualifications to be agreed upon), including but not limited to the following:

1. Corporate existence.

2. Corporate and governmental authorizations; no contravention; binding and enforceable agreements.

3. Financial information.

4. No material adverse change.

5. Environmental matters.

6. Compliance with laws, including ERISA and environmental laws.

7. No material litigation.

8. Existence, incorporation, etc., of subsidiaries.

9. Payment of taxes and other material obligations.

10. Full disclosure.

Covenants:	The Bridge Credit Agreement will contain usual and customary covenants for transactions of this nature or which the Bridge Joint Lead Arrangers reasonably determine to be appropriate in light of the business or operations of the Borrower and the Company or in light of market conditions (with the scope and exceptions to be agreed upon), including without limitation the following:

1. Furnishing of information (including monthly financial and operating reports).

2. Maintenance of property; insurance coverage.

3. Compliance with laws; conduct of business.

4. Use of proceeds.

5. Restrictions on indebtedness.

6. Negative pledge on all stocks and assets of the Borrower and all of its direct and indirect subsidiaries.

7. Restrictions on dividends and other restricted payments (including redemptions and prepayment of junior or pari passu indebtedness).

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8. Restrictions on asset sales.

9. Restrictions on transactions with affiliates.

10. Restrictions on mergers and consolidations.

11. Limitation on investments.

12. Sales of subsidiaries’ stock and absence of limitations on the ability of subsidiaries to upstream assets to the Borrower.

Financial Covenants:	To include maximum Leverage, minimum Interest Coverage, and maximum capital expenditures.

Events of Default:	The Bridge Credit Agreement will contain usual and customary events of default for transactions of this nature or which the Bridge Joint Lead Arrangers reasonably determine to be appropriate in light of the business or operations of the Borrower or the Company or in light of market conditions, including without limitation the following:

1. Failure to pay any principal when due or any interest or fees payable within three days of when due.

2. Failure to meet covenants, with grace periods where appropriate.

3. Representations or warranties false in any material respect when made.

4. Cross default to other debt of the Borrower and its subsidiaries which is triggered by a default of such other debt (with minimum dollar amounts to be agreed upon).

5. Judgment defaults (with minimum dollar amounts to be agreed upon).

6. Other customary defaults, including without limitation, insolvency, bankruptcy and ERISA.

Securities Demand:	The Borrower will accept a proposal for the issuance of debt securities to refinance in whole or in part the Bridge Facility to investors that are not affiliated with any of the Investment Banks or you on terms and conditions consistent with the then prevailing market terms and conditions, with a weighted average interest rate for all such debt securities no greater than (i) if the Expected Ratings are obtained 13.00% per annum and (ii)

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otherwise, 14.00% per annum, you will, or you will cause the Borrower and its subsidiaries, to accept such proposal.

Indemnification:	The Borrower will indemnify the Bridge Administrative Agent, the Bridge Joint Lead Arrangers and the Bridge Lenders against all losses, liabilities, claims, damages, or expenses relating to the Bridge Loans, the Bridge Credit Agreement and the Borrower’s use of the proceeds from the Bridge Loans or the commitments, including but not limited to attorney’s fees and settlement costs, substantially on the terms set forth in the Commitment Letter.

Expenses:	The Borrower will pay all reasonable legal and other out-of-pocket expenses of the Bridge Administrative Agent, the Bridge Joint Lead Arrangers and the Bridge Lenders as incurred, including travel costs, document production and other expenses of this type, and the fees of outside counsel and fees of other professional advisors engaged with the Borrower’s consent.

Governing Law:	State of New York.

Counsel for Initial Lenders and Lead Arrangers:	Shearman & Sterling LLP

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SENIOR ROLLOVER LOANS AND EXCHANGE NOTES:

SUMMARY OF TERMS AND CONDITIONS

Borrower:	Merger Co. and, upon consummation of the Merger, the Surviving Corporation.

Facility:	Senior Rollover Loans (the “Rollover Loans”).

Principal Amount:	Up to the outstanding principal amount of the Bridge Loans.

Purpose:	The Rollover Loans will be used in their entirety to repay 100% of the outstanding principal amount of the Bridge Loans.

Maturity:	6 years after the issuance date of the Rollover Loans.

Interest Rate:	Interest on the Rollover Loans shall be paid at the Applicable Interest Rate (as defined below) and payable quarterly in arrears. “Applicable Interest Rate” shall mean the Applicable Interest Rate in respect of the Bridge Loans as of the date of the issuance of the Rollover Loans, which shall increase by an additional 50 basis points at the end of each three-month period for so long as the Rollover Loans are outstanding and provided that (A) in no event shall the Applicable Interest Rate exceed (i) if the corporate ratings of the Borrower on the Closing Date are the Expected Ratings, 13.00% per annum and (ii) otherwise, 14.00% per annum and (B) the amount of cash interest paid will be subject to a cap of (i) if the corporate ratings of the Borrower on the Closing Date are the Expected Ratings, 12.50% per annum and (ii) otherwise, 13.50% per annum (the excess (if any) of the Applicable Interest Rate over such interest rate cap to be capitalized and added to the principal of the Rollover Loans).

Exchange Notes:	At any time on or after the date on which the Bridge Loans convert into Rollover Loans,

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Rollover Loans due to any Bridge Lender may, at the option of such Bridge Lender, be exchanged for an equal principal amount of senior exchange notes of the Borrower (the “Exchange Notes”). The Borrower will issue the Exchange Notes under an indenture that complies with the Trust Indenture Act of 1939, as amended (the “Indenture”). The Borrower will appoint a trustee reasonably acceptable to the holders of the Exchange Notes. The Indenture will include provisions customary for an indenture governing publicly traded high yield senior unsecured debt securities. Each Exchange Note will initially bear interest in effect on the Rollover Loans for which it is exchanged, and thereafter, the rate and margin will continue to increase as set forth above for Rollover Loans. Each holder of Exchange Notes shall have the option to fix the interest rate on the Exchange Notes to a rate that is equal to the then applicable rate of interest borne by the Exchange Notes.

Optional Prepayment:	Each Rollover Loans that has not been exchanged into an Exchange Note and each floating rate Exchange Note will be prepayable at the option of the Borrower, in whole or in part, at any time at par plus accrued and unpaid interest to the redemption date. Each fixed rate Exchange Note will be non-prepayable for 4 years from the Closing Date (subject to a customary clawback in respect of an initial public offering) and will be prepayable thereafter at par plus accrued interest plus a premium equal to 50% of the coupon in effect on the date of issuance of such Exchange Notes, declining ratably on each yearly anniversary to par two years prior to the maturity of such Exchange Notes.

Mandatory Prepayment:	Same as Bridge Loans.

Change-of-Control:	The Borrower will prepay the Rollover Loans upon any change-of-control of the Borrower at a redemption price of 101% of par plus accrued interest.

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Ranking:	Same as Bridge Loans.

Guarantees:	Same as Bridge Loans.

Security:	Same as Bridge Loans.

Registration Rights:	Within 90 days from the issuance date of the Rollover Loans, the Borrower shall file a shelf registration statement with the Securities and Exchange Commission and the Borrower shall use its reasonable best efforts to cause such shelf registration statement to be declared effective within 150 days from the issuance date of the Rollover Loans and keep such shelf registration effective, with respect to resales of notes into which the Rollover Loans have been converted, for so long as it is required by the holders of such notes to resell such notes. Upon failure to comply with the requirements of the registration rights agreement, the Borrower shall pay liquidated damages to each holder of such notes with respect to the first 90-day period immediately following the occurrence of such default in an amount equal to one-half of one percent (0.50%) per annum on the principal amount of such notes held by such holder. The amount of the liquidated damages will increase by an additional one-half of one percent (0.50%) per annum on the principal amount of Exchange Notes with respect to each subsequent 90-day period until all such defaults have been cured, up to a maximum amount of liquidated damages for all such defaults of 1.50% per annum.

Right to Transfer Rollover Loans:	Each Initial Lender shall have the absolute and unconditional right to transfer Rollover Loans in compliance with applicable law to any third parties and the other Bridge Lenders shall have the right, with the prior consent of the Bridge Administrative Agent (which consent shall not

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be unreasonably withheld or delayed), to transfer the Rollover Loans to one or more third parties. If the Rollover Loans are converted to notes, the Borrower, upon request, shall be required to insure that such notes are DTC Eligible.

Conditions to Issuance:	The right to issue the Rollover Loans will be subject to satisfaction of the following conditions precedent: (i) at the time of issuance, there shall exist no default under the Bridge Credit Agreement, (ii) all fees, interest and other amounts owing to the Bridge Lenders shall have been paid in full and (iii) no injunction, decree, order or judgment enjoining such issuance shall be in effect.

Representation, Warranties, Covenants, Events of Default, Indemnities and Expenses:	Those typical for an indenture governing high yield debt securities issued by a company of similar credit quality in a similar industry.

Governing Law:	State of New York.

Counsel for Initial Lenders:	Shearman & Sterling LLP.

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2.11 GAAP Reconciliation

This material contains certain non-GAAP financial measures as defined under the Securities and Exchange Commission rules. Reconciliation of non-GAAP measures to the most comparable GAAP measurers can be found in Appendix I of the accompanying Senior Bridge Loan presentation.

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